1933 Act File No. 2-94560
                                          1940 Act File No. 811-4154

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.

                        Post-Effective Amendment No. 51                X

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 51                        X

                           EVERGREEN INVESTMENT TRUST

               (Exact Name of Registrant as Specified in Charter)

                               200 Berkeley Street
                                Boston, MA 02116
                    (Address of Principal Executive Offices)

                                 (617) 210-3200
                         (Registrant's Telephone Number)

                           Rosemary Van Antwerp, Esq.
                           First Union Keystone, Inc.
                   200 Berkeley Street, Boston, MA 02116-5034
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box) / / Immediately upon filing pursuant to paragraph (b)
/X/ on September 1, 1997 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(i)
/ / on (date)  pursuant to paragraph  (a)(i)
/ / 75 days after filing pursuant to paragraph (a)(ii)
/ / on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:
/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment
/ / 60 days after filing pursuant to paragraph  (a)(i)
/ / on (date) pursuant to paragraph (a)(i)

     The Registrant has filed a Declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for its fiscal period ended April 30, 1997 was filed on or about June 27, 1997.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                         Proposed              Proposed
Title of                                 Maximum               Maximum
Securities           Amount              Offering              Aggregate           Amount of
Being                Being               Price                 Offering            Registration
Registered           Registered          Per Unit*             Price**             Fee
-------------------------------------------------------------------------------------------------
Shares of
Beneficial
Interest,
$0.0001 Par          3,212,571           $9.64                 $30,969,184         $0
Value
-------------------------------------------------------------------------------------------------

*Computed under Rule 457(d) on the basis of the offering price per share at the close of business on August 5, 1997.

** The calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2 under the Investment Company Act of 1940. 5,994,336 shares of the Fund were redeemed during its fiscal period ended April 30, 1997. Of such shares, 2,781,765 were used for a reduction pursuant to Rule 24f-2 during the current fiscal period. The remaining 3,212,571 shares are being used for a reduction in this filing.



                          CROSS REFERENCE SHEET

     This Amendment to the Registration Statement of EVERGREEN INVESTMENT TRUST, is comprised of one of the Trust's portfolios: Evergreen U.S. Government Fund.

                              CROSS REFERENCE SHEET
                          (as required by Rule 481(a))

N-1A Item No.                                       Location in Prospectus(es)

Part A

Item 1.   Cover Page                                Cover Page

Item 2.   Synopsis and Fee Table                    Overview of the Fund(s);
                                                    Expense Information

Item 3.   Condensed Financial Information           Financial Highlights

Item 4.   General Description of Registrant         Cover Page; Description of
                                                      the Funds; Other
                                                      Information

Item 5.   Management of the Fund                    Management of the Fund(s);
                                                      Other Information


Item 6.   Capital Stock and Other Securities        Dividends, Distributions and
                                                      Taxes; Other Information


Item 7.   Purchase of Securities Being Offered      Purchase and Redemption of
                                                      Shares

Item 8.   Redemption or Repurchase                  Purchase and Redemption of
                                                      Shares

Item 9.   Pending Legal Proceedings                 Not Applicable

                                                    Location in Statement of
Part B                                                Additional Information

Item 10.  Cover Page                                Cover Page

Item 11.  Table of Contents                         Table of Contents

Item 12.  General Information and History           Not Applicable

Item 13.  Investment Objectives and Policies        Investment Objectives and
                                                     Policies;Investment
                                                     Restrictions; Non-
                                                     Fundamental Operating
                                                     Policies; and Certain
                                                     Risk Considerations

Item 14.  Management of the Fund                    Management; Trustees

Item 15.  Control Persons and Principal             Management
           Holders of Securities

Item 16.  Investment Advisory and Other Services    Investment Advisers;
                                                    Purchase of Shares

Item 17.  Brokerage Allocation                      Allocation of Brokerage

Item 18.  Capital Stock and Other Securities        Purchase of Shares;
                                                    General Information About
                                                    the Funds

Item 19.  Purchase, Redemption and Pricing of       Distribution Plans and
          Securities Being Offered                  Agreements; Purchase
                                                    of Shares; Net Asset Value

Item 20.  Tax Status                                Additional Tax Information

Item 21.  Underwriters                              Distribution Plans and
                                                    Agreements; Purchase of
                                                    Shares

Item 22.  Calculation of Performance Data           Performance Information

Item 23.  Financial Statements                      Financial Statements

Part C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.
*******************************************************************************

                         EVERGREEN U.S. GOVERNMENT FUND

                                     PART A

                                   PROSPECTUS

  PROSPECTUS                                                September 1, 1997


  EVERGREEN KEYSTONE LONG-TERM BOND FUNDS                     [Logo Goes Here]


  EVERGREEN U.S. GOVERNMENT FUND
  KEYSTONE STRATEGIC INCOME FUND

  CLASS A SHARES
  CLASS B SHARES
  CLASS C SHARES

           The Evergreen Keystone Long-Term Bond Funds (the "Funds") are designed to provide investors with a selection of investment alternatives which seek to provide a high level of current income. This Prospectus provides information regarding the Class A, Class B and Class C shares offered by the Funds. Each Fund is, or is a series of, an open-end, diversified, management investment company. This Prospectus sets forth concise information about the Funds that a prospective investor should know before investing. The address of the Funds is 200 Berkeley Street, Boston, Massachusetts 02116.


           A Statement of Additional Information for the Funds dated September 1, 1997, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The Statement of Additional Information provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Evergreen Keystone Funds at (800) 343-2898. There can be no assurance that the investment objective of any Fund will be achieved. Investors are advised to read this Prospectus carefully.

  THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   KEEP THIS PROSPECTUS FOR FUTURE REFERENCE

                               TABLE OF CONTENTS


OVERVIEW OF THE FUNDS                                       2
EXPENSE INFORMATION                                         3
FINANCIAL HIGHLIGHTS                                        4
DESCRIPTION OF THE FUNDS
         Investment Objectives and Policies                 8
         Investment Practices and Restrictions             10
MANAGEMENT OF THE FUNDS
         Investment Advisers                               15
         Portfolio Managers                                16
         Administrator                                     16
         Sub-Administrator                                 16
         Distribution Plans and Agreements                 16
PURCHASE AND REDEMPTION OF SHARES
         How to Buy Shares                                 17
         How to Redeem Shares                              20
         Exchange Privilege                                22
         Shareholder Services                              22
         Effect of Banking Laws                            23
OTHER INFORMATION
         Dividends, Distributions and Taxes                24
         General Information                               25


                             OVERVIEW OF THE FUNDS
       The following is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus. See "Description of the Funds" and "Management of the Funds".

       The investment adviser to EVERGREEN U.S. GOVERNMENT FUND is the Capital Management Group of First Union National Bank, a subsidiary of First Union Corporation, the sixth largest bank holding company in the United States. The investment adviser to KEYSTONE STRATEGIC INCOME FUND is Keystone Investment Management Company, a subsidiary of First Union National Bank.


       EVERGREEN U.S. GOVERNMENT FUND seeks a high level of current income consistent with stability of principal.


       KEYSTONE STRATEGIC INCOME FUND seeks high current income from interest on debt securities. Secondarily, the Fund considers potential for growth of capital in selecting securities.


       THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVE OF EITHER FUND WILL BE ACHIEVED.

                              EXPENSE INFORMATION


       The table set forth below summarizes the shareholder transaction costs associated with an investment in each Class A, Class B and Class C Shares of each Fund. For further information see "Purchase and Redemption of Shares" and "General Information -- Other Classes of Shares".


SHAREHOLDER TRANSACTION EXPENSES                 Class A Shares                    Class B Shares
Maximum Sales Charge Imposed on Purchases (as         4.75%                             None
a % of offering price)
Contingent Deferred Sales Charge (as a % of         None           5% during the first year, 4% during the second
original purchase price or redemption                              year, 3% during the third and fourth years, 2%
proceeds, whichever is lower)                                      during the fifth year, 1% during the sixth
                                                                   year and 0% after the sixth year
SHAREHOLDER TRANSACTION EXPENSES                 Class C Shares
Maximum Sales Charge Imposed on Purchases (as         None
a % of offering price)
Contingent Deferred Sales Charge (as a % of       1% during the
original purchase price or redemption           first year and 0%
proceeds, whichever is lower)                      thereafter



       The following tables show for each Fund the estimated annual operating expenses (as a percentage of average net assets) attributable to each Class of shares, together with examples of the cumulative effect of such expenses on a hypothetical $1,000 investment in each Class for the periods specified assuming
(i) a 5% annual return, and (ii) redemption at the end of each period and, additionally for Class B and Class C, no redemption at the end of each period.


       In the following examples (i) the expenses for Class A shares assume deduction of the maximum sales charge at the time of purchase, (ii) the expenses for Class B shares and Class C shares assume deduction at the time of redemption (if applicable) of the maximum contingent deferred sales charge applicable for that time period, and (iii) the expenses for Class B shares reflect the conversion to Class A shares seven years after purchase (years eight through ten, therefore, reflect Class A expenses).

EVERGREEN U.S. GOVERNMENT FUND

                                                                                            EXAMPLES
                                                                            Assuming Redemption            Assuming no
                             ANNUAL OPERATING EXPENSES                       at End of Period               Redemption
                           Class A   Class B   Class C                 Class A    Class B    Class C    Class B    Class C
Management Fees              .50%      .50%      .50%    After 1 Year   $  57      $  68      $  28      $  18      $  18
12b-1 Fees*                  .25%      .75%      .75%    After 3 Years  $  77      $  84      $  54      $  54      $  54
Shareholder Service Fees       --      .25%      .25%    After 5 Years  $  99      $ 114      $  94      $  94      $  94
Other Expenses               .23%      .23%      .23%    After 10 Years  $ 162     $ 175      $ 204      $ 175      $ 204
Total                        .98%     1.73%     1.73%



KEYSTONE STRATEGIC INCOME FUND


                                                                                            EXAMPLES
                                                                            Assuming Redemption            Assuming no
                             ANNUAL OPERATING EXPENSES                       at End of Period               Redemption
                           Class A   Class B   Class C                 Class A    Class B    Class C    Class B    Class C
Management Fees              .64%      .64%      .64%    After 1 Year   $  60      $  71      $  31      $  21      $  21
12b-1 Fees*                  .23%      .75%      .75%    After 3 Years  $  86      $  94      $  64      $  64      $  64
Shareholder Service Fees       --      .25%      .25%    After 5 Years  $ 114      $ 130      $ 110      $ 110      $ 110
Other Expenses               .41%      .40%      .40%    After 10 Years  $ 195     $ 208      $ 237      $ 208      $ 237
Total                       1.28%     2.04%     2.04%



*Class A shares can pay up to 0.75% of average assets as a 12b-1 fee. For the foreseeable future, the Class A Shares' 12b-1 fees will be limited to 0.25% of average net assets for each Fund.


       From time to time, each Fund's investment adviser may, at its discretion, reduce or waive its fees or reimburse the Funds for certain of their expenses in order to reduce their expense ratios. Each Fund's investment adviser may cease these waivers and reimbursements at any time.


       The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in each Class of shares of the Funds will bear directly or indirectly. The amounts set forth both in the table and in the examples for EVERGREEN U.S. GOVERNMENT FUND are based on the experience of the Fund for the ten-month period ended April 30, 1997. The amounts set forth both in the table and examples for Keystone Strategic Income Fund are based on the experience of the Fund for the nine-month period ended April 30, 1997. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of the various costs and expenses borne by the Funds see "Management of the Funds". As a result of asset-based sales charges, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.
                              FINANCIAL HIGHLIGHTS

       The tables on the following pages present, for each Fund, financial highlights for a share outstanding throughout each period indicated. The information in the tables for the five most recent fiscal periods or the life of a Fund if shorter has been audited by KPMG Peat Marwick LLP, the Funds' independent auditors. The tables appear in the Funds' annual report to shareholders and should be read in conjunction with each Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Funds' annual report to shareholders. The Funds' financial statements, related notes, and independent auditors' report are incorporated by reference into the Funds' Statement of Additional Information.


       Further information about each Fund's performance is contained in the Funds' annual report to shareholders, which may be obtained without charge.


EVERGREEN U.S. GOVERNMENT FUND -- CLASS A SHARES


                                                                                                            JANUARY 11, 1993
                                                    TEN MONTHS      YEAR      SIX MONTHS        YEAR        (COMMENCEMENT OF
                                                      ENDED        ENDED        ENDED          ENDED         OPERATIONS) TO
                                                    APRIL 30,     JUNE 30,     JUNE 30,     DECEMBER 31,      DECEMBER 31,
                                                     1997 (D)       1996       1995 (C)         1994              1993
PER SHARE DATA:
Net asset value beginning of period..............    $   9.42     $  9.65      $   9.07       $  10.05          $  10.00
Income from investment operations:
  Net investment income..........................        0.52        0.63          0.33           0.66              0.68
  Net realized and unrealized gain (loss) on
    investments..................................       (0.03)      (0.23 )        0.58          (0.98)             0.05
    Total from investment operations.............        0.49        0.40          0.91          (0.32)             0.73
Less distributions from net investment income....       (0.52)      (0.63 )       (0.33)         (0.66)            (0.68)
Net asset value end of period....................    $   9.39     $  9.42      $   9.65       $   9.07          $  10.05
TOTAL RETURN (B).................................        5.30%       4.28%        10.17%         (3.18%)            7.43%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Expenses.......................................        0.98%(a)    0.99%         1.04%(a)       0.96%             0.68%(a)
  Expenses excluding waivers and/or
    reimbursements...............................        0.98%(a)    0.99%         1.05%(a)       1.00%             0.99%(a)
  Expenses excluding indirectly paid expenses....        0.98%(a)      --            --             --                --
  Net investment income..........................        6.60%(a)    6.61%         7.07%(a)       6.97%             6.93%(a)
Portfolio turnover rate..........................          12%         23%            0%            19%               39%
Net assets end of period (thousands).............    $ 17,913     $20,345      $ 22,445       $ 23,706          $ 38,851





(a) Annualized.


(b) Excluding applicable sales charges.


(c) The Fund changed its fiscal year end from December 31 to June 30.


(d) The Fund changed its fiscal year end from June 30 to April 30 during the current period.

EVERGREEN U.S. GOVERNMENT FUND -- CLASS B SHARES


                                                                                                            JANUARY 11, 1993
                                                    TEN MONTHS      YEAR      SIX MONTHS        YEAR        (COMMENCEMENT OF
                                                      ENDED        ENDED        ENDED          ENDED         OPERATIONS) TO
                                                    APRIL 30,     JUNE 30,     JUNE 30,     DECEMBER 31,      DECEMBER 31,
                                                     1997 (D)       1996       1995 (C)         1994              1993
PER SHARE DATA:
Net asset value beginning of period..............    $   9.42     $   9.65     $   9.07       $  10.05          $  10.00
Income from investment operations:
  Net investment income..........................        0.46         0.56         0.29           0.61              0.63
  Net realized and unrealized gain (loss) on
    investments..................................       (0.03)       (0.23)        0.58          (0.98)             0.05
    Total from investment operations.............        0.43         0.33         0.87          (0.37)             0.68
Less distributions from net investment income....       (0.46)       (0.56)       (0.29)         (0.61)            (0.63)
Net asset value end of period....................    $   9.39     $   9.42     $   9.65       $   9.07          $  10.05
TOTAL RETURN (B).................................        4.65%        3.50%        9.76%         (3.75%)            6.91%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Expenses.......................................        1.73%(a)     1.74%        1.79%(a)       1.54%             1.19%(a)
  Expenses excluding waivers and
    reimbursements...............................        1.73%(a)     1.74%        1.80%(a)       1.58%             1.50%(a)
  Expenses excluding indirectly paid expenses....        1.73%(a)       --           --             --                --
  Net investment income..........................        5.85%(a)     5.85%        6.32%(a)       6.42%             6.44%(a)
Portfolio turnover rate..........................          12%          23%           0%            19%               39%
Net assets end of period (thousands).............    $142,371     $165,988     $192,490       $195,571          $236,696





(a) Annualized.


(b) Excluding applicable sales charges.


(c) The Fund changed its fiscal year end from December 31 to June 30.


(d) The Fund changed its fiscal year end from June 30 to April 30 during the current period.


EVERGREEN U.S. GOVERNMENT FUND -- CLASS C SHARES


                                                                                                             SEPTEMBER 2, 1994
                                                                     TEN MONTHS      YEAR      SIX MONTHS    (DATE OF INITIAL
                                                                       ENDED        ENDED        ENDED       PUBLIC OFFERING)
                                                                     APRIL 30,     JUNE 30,     JUNE 30,            TO
                                                                      1997 (D)       1996       1995 (C)     DECEMBER 31, 1994
PER SHARE DATA:
Net asset value beginning of period...............................    $   9.42     $  9.65      $   9.07          $  9.39
Income from investment operations:
  Net investment income...........................................        0.46        0.56          0.29             0.20
  Net realized and unrealized gain (loss) on investments..........       (0.03)      (0.23 )        0.58            (0.32)
    Total from investment operations..............................        0.43        0.33          0.87            (0.12)
Less distributions from net investment income.....................       (0.46)      (0.56 )       (0.29)           (0.20)
Net asset value end of period.....................................    $   9.39     $  9.42      $   9.65          $  9.07
TOTAL RETURN (B)..................................................        4.65%       3.50%         9.76%           (1.30%)
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Expenses........................................................        1.73%(a)    1.74%         1.79%(a)         1.71%(a)
  Expenses excluding waivers and reimbursements...................        1.73%(a)    1.74%         1.80%(a)         1.75%(a)
  Expenses excluding indirectly paid expenses.....................        1.73%(a)      --            --               --
  Net investment income...........................................        5.85%(a)    5.87%         6.36%(a)         6.70%(a)
Portfolio turnover rate...........................................          12%         23%            0%              19%
Net assets end of period (thousands)..............................    $    455     $   649      $    350          $   266





(a) Annualized.


(b) Excluding applicable sales charges.


(c) The Fund changed its fiscal year end from December 31 to June 30.


(d) The Fund changed its fiscal year end from June 30 to April 30 during the current period.

KEYSTONE STRATEGIC INCOME FUND -- CLASS A SHARES


                                                                  NINE MONTHS ENDED
                                                                   APRIL 30, 1997                 YEAR ENDED JULY 31,
                                                                         (D)            1996       1995      1994 (B)     1993
PER SHARE DATA:
Net asset value beginning of period............................        $  6.77         $  6.89    $  7.35    $   7.86    $  7.02
Income from investment operations:
  Net investment income........................................           0.37            0.54       0.64        0.61       0.69
  Net realized and unrealized gain (loss) on investments and
    foreign currency related transactions......................           0.09           (0.09)     (0.45)      (0.44)      0.89
    Total from investment operations...........................           0.46            0.45       0.19        0.17       1.58
Less distributions from:
  Net investment income........................................          (0.38)          (0.52)     (0.60)      (0.61)     (0.72)
  In excess of investment income...............................          (0.03)              0      (0.03)      (0.03)     (0.02)
  Tax basis return of capital..................................              0           (0.05)     (0.02)      (0.04)         0
  Net realized gains on investments and foreign currency
    related transactions.......................................              0               0          0           0          0
    Total distributions........................................          (0.41)          (0.57)     (0.65)      (0.68)     (0.74)
Net asset value end of period..................................        $  6.82         $  6.77    $  6.89    $   7.35    $  7.86
TOTAL RETURN (A)...............................................           6.80%           6.84%      3.00%       1.86%     24.13%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Expenses.....................................................           1.28%(c)        1.30%      1.33%       1.32%      1.80%
  Expenses excluding reimbursement.............................           1.28%(c)        1.30%      1.33%       1.32%      1.80%
  Expenses excluding indirectly paid expenses..................           1.26%(c)        1.28%        --          --         --
  Net investment income........................................           7.28%(c)        8.05%      9.31%       7.79%      9.50%
Portfolio turnover rate........................................             86%            101%        95%         92%       151%
Net assets end of period (thousands)...........................        $58,725         $68,118    $85,970    $105,181    $85,793





                                                                                                                 FEBRUARY 13, 1987
                                                                                                                   (COMMENCEMENT
                                                                         YEAR ENDED JULY 31,                     OF OPERATIONS) TO
                                                         1992       1991       1990        1989        1988        JULY 31, 1987
PER SHARE DATA: (CONTINUED)
Net asset value beginning of period..................   $  6.10    $  7.17    $  9.02    $   9.36    $  10.04         $ 10.00
Income from investment operations:
  Net investment income..............................      0.78       0.89       1.03        1.10        1.05            0.22
  Net realized and unrealized gain (loss) on
    investments and foreign currency related
    transactions.....................................      0.89      (1.01)     (1.79)      (0.31)      (0.65)              0
    Total from investment operations.................      1.67      (0.12)     (0.76)       0.79        0.40            0.22
Less distributions from:
  Net investment income..............................     (0.75)     (0.89)     (1.04)      (1.11)      (1.08)          (0.18)
  In excess of investment income.....................         0      (0.06)     (0.05)          0           0               0
  Tax basis return of capital........................         0          0          0           0           0               0
  Net realized gains on investments and foreign
    currency related transactions....................         0          0          0       (0.02)          0               0
    Total distributions..............................     (0.75)     (0.95)     (1.09)      (1.13)      (1.08)          (0.18)
Net asset value end of period........................   $  7.02    $  6.10    $  7.17    $   9.02    $   9.36         $ 10.04
TOTAL RETURN (A).....................................     28.73%      0.54%     (8.55%)      9.00%       4.49%           2.20%(e)
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Expenses...........................................      2.09%      2.00%      2.00%       1.81%       1.28%           1.00%(e)
  Expenses excluding reimbursement...................      2.12%      2.25%      2.01%       1.90%       2.08%           6.08%(e)
  Expenses excluding indirectly paid expenses........        --         --         --          --          --              --
  Net investment income..............................     11.73%     15.23%     12.91%      12.06%      10.98%          10.12%(e)
Portfolio turnover rate..............................        95%        82%        36%         73%         46%             13%
Net assets end of period (thousands).................   $70,459    $70,246    $83,106    $138,499    $114,310         $ 8,191





(a) Excluding applicable sales charges.


(b) Calculation based on average shares outstanding.


(c) Annualized.


(d) The Fund changed its fiscal year end from July 31 to April 30 during the current period.


(e) Annualized for the period from April 14, 1987 (Commencement of Investment Operations) to July 31, 1987.

KEYSTONE STRATEGIC INCOME FUND -- CLASS B SHARES


                                                                                                                FEBRUARY 1, 1993
                                                     NINE MONTHS ENDED                                          (DATE OF INITIAL
                                                      APRIL 30, 1997            YEAR ENDED JULY 31,             PUBLIC OFFERING)
                                                            (D)             1996        1995      1994 (B)      TO JULY 31, 1993
PER SHARE DATA:
Net asset value beginning of period...............       $    6.81        $   6.92    $   7.38    $   7.89          $   7.07
Income from investment operations:
  Net investment income...........................            0.34            0.50        0.60        0.55              0.24
  Net realized and unrealized gain (loss) on
    investments and foreign currency related
    transactions..................................            0.07           (0.09)      (0.47)      (0.44)             0.92
    Total from investment operations..............            0.41            0.41        0.13        0.11              1.16
Less distributions from:
  Net investment income...........................           (0.34)          (0.47)      (0.55)      (0.55)            (0.24)
  In excess of net investment income..............           (0.03)              0       (0.03)      (0.03)            (0.10)
  Tax basis return of capital.....................               0           (0.05)      (0.01)      (0.04)                0
    Total distributions...........................           (0.37)          (0.52)      (0.59)      (0.62)            (0.34)
Net asset value end of period.....................       $    6.85        $   6.81    $   6.92    $   7.38          $   7.89
TOTAL RETURN (A)..................................            6.06%           6.21%       2.12%       1.10%            16.75%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Expenses........................................            2.04%(c)        2.07%       2.06%       2.07%             2.37%(c)
  Expenses excluding indirectly paid expenses.....            2.02%(c)        2.05%         --          --                --
  Net investment income...........................            6.52%(c)        7.28%       8.58%       7.11%             7.18%(c)
Portfolio turnover rate...........................              86%            101%         95%         92%              151%
Net assets end of period (thousands)..............       $ 110,082        $123,389    $149,091    $162,866          $ 35,415





(a) Excluding applicable sales charges.


(b) Calculation based on average shares outstanding.


(c) Annualized.


(d) The Fund changed its fiscal year end from July 31 to April 30 during the current period.


KEYSTONE STRATEGIC INCOME FUND -- CLASS C SHARES


                                                                                                                 FEBRUARY 1, 1993
                                                       NINE MONTHS ENDED                                         (DATE OF INITIAL
                                                        APRIL 30, 1997            YEAR ENDED JULY 31,            PUBLIC OFFERING)
                                                              (D)             1996       1995      1994 (B)      TO JULY 31, 1993
PER SHARE DATA:
Net asset value beginning of period.................        $  6.80         $   6.92    $  7.37    $  7.88           $   7.07
Income from investment operations:
  Net investment income.............................           0.33             0.49       0.59       0.55               0.24
  Net realized and unrealized gain (loss) on
    investments and foreign currency related
    transactions....................................           0.08            (0.09)     (0.45)     (0.44 )             0.91
    Total from investment operations................           0.41             0.40       0.14       0.11               1.15
Less distributions from:
  Net investment income.............................          (0.34)           (0.47)     (0.55)     (0.55 )            (0.24)
  In excess of net investment income................          (0.03)               0      (0.03)     (0.03 )            (0.10)
  Tax basis return of capital.......................              0            (0.05)     (0.01)     (0.04 )                0
    Total distributions.............................          (0.37)           (0.52)     (0.59)     (0.62 )            (0.34)
Net asset value end of period.......................        $  6.84         $   6.80    $  6.92    $  7.37           $   7.88
TOTAL RETURN (A)....................................           6.07%            6.07%      2.27%      1.09%             16.61%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Expenses..........................................           2.04%(c)         2.07%      2.08%      2.07%              2.25%(c)
  Expenses excluding indirectly paid expenses.......           2.03%(c)         2.05%        --         --                 --
  Net investment income.............................           6.52%(c)         7.29%      8.56%      7.09%              7.35%(c)
Portfolio turnover rate.............................             86%             101%        95%        92%               151%
Net assets end of period (thousands)................        $24,304         $ 31,816    $46,221    $59,228           $ 19,706





(a) Excluding applicable sales charges


(b) Calculation based on average shares outstanding.


(c) Annualized.


(d) The Fund changed its fiscal year end from July 31 to April 30 during the current period.

                            DESCRIPTION OF THE FUNDS

INVESTMENT OBJECTIVES AND POLICIES


       Each Fund's investment objective is fundamental and may not be changed without shareholder approval.


       In addition to the investment policies detailed below, each Fund may employ certain additional investment strategies which are discussed in "Investment Practices and Restrictions", below. There can be no assurance that any Fund's investment objective will be achieved.

EVERGREEN U.S. GOVERNMENT FUND

       The investment objective of EVERGREEN U.S. GOVERNMENT FUND is to achieve a high level of current income consistent with stability of principal. The Fund will invest in debt instruments issued or guaranteed by the U.S. government, its agencies, or instrumentalities ("U.S. Government Securities"), and is suitable for conservative investors seeking high current yields plus relative safety. It permits an investor to participate in a portfolio that benefits from active management of a blend of securities and maturities to maximize the opportunities and minimize the risks created by changing interest rates.


       In addition to U.S. Government Securities, the Fund may invest in:


       Securities representing ownership interests in mortgage pools ("mortgage-backed securities"). The yield and maturity characteristics of mortgage-backed securities correspond to those of the underlying mortgages, with interest and principal payments including prepayments (i.e. paying remaining principal before the mortgage's scheduled maturity) passed through to the holder of the mortgage-backed securities. The yield and price of mortgage-backed securities will be affected by prepayments which substantially shorten effective maturities. Thus, during periods of declining interest rates, prepayments may be expected to increase, requiring the Fund to reinvest the proceeds at lower interest rates, making it difficult to effectively lock in high interest rates. Conversely, mortgage-backed securities may experience less pronounced declines in value during periods of rising interest rates.


       Securities representing ownership interests in a pool of assets ("asset-backed securities"), for which automobile and credit card receivables are the most common collateral. Because much of the underlying collateral is unsecured, asset-backed securities are structured to include additional collateral and/or additional credit support to protect against default. The Fund's investment adviser evaluates the strength of each particular issue of asset-backed security, taking into account the structure of the issue and its credit support. (See "Investment Practices and Restrictions -- Risk Characteristics of Asset-Backed Securities".)


       Collateralized mortgage obligations ("CMOs") issued by single-purpose, stand-alone entities. A CMO is a mortgage-backed security that manages the risk of prepayment by separating mortgage pools into short, medium and long term portions. These portions are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. Similarly, as prepayments are made, the portion of CMO first to mature will be retired prior to its maturity, thus having the same effect as the prepayment of mortgages underlying a mortgage-backed security. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC"), which has certain special tax attributes. The Fund will invest only in CMOs which are rated AAA by a nationally recognized statistical rating organization and which may be: (a) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (b) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. Government Securities; or (c) securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.


       The Fund may invest up to 20% of its total assets in CMOs and commercial paper which matures in 270 days or less so long as at least two of its ratings are high quality ratings by nationally recognized statistical rating organizations. Such ratings would include A-1 or A-2 by Standard & Poor's Ratings Group ("S&P"), Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or F-1 or F-2 by Fitch Investors Service, L.P. and bonds and other debt securities rated Baa or higher by Moody's or BBB or higher by S&P, or which, if unrated, are considered to be of comparable quality by the investment adviser.

       Bonds rated Baa by Moody's or BBB by S&P have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken such bonds' prospects for principal and interest payments than higher rated bonds. However, like the higher rated bonds, these securities are considered to be investment grade. (See the description of the rating categories contained in the Statement of Additional Information.)


KEYSTONE STRATEGIC INCOME FUND


       The investment objective of KEYSTONE STRATEGIC INCOME FUND is high current income from interest on debt securities. Secondarily, the Fund considers potential for growth of capital in selecting securities. The Fund intends to allocate its assets principally between eligible domestic high yield, high risk bonds and debt securities of foreign governments and foreign corporations. In addition, the Fund will, from time to time, allocate a portion of its assets to U.S. Government Securities. This allocation will be made on the basis of Keystone's assessment of global opportunities for high income. From time to time, the Fund may invest 100% of its assets in U.S. or foreign securities.


       The Fund may invest in:


       Domestic High Yield Bonds. The Fund may invest principally in domestic high yield, high risk bonds, commonly known as "junk bonds." High-yield bonds in which the fund may invest include zero coupon bonds and payment-in-kind securities ("PIKs"), debentures, convertible debentures, fixed, increasing and adjustable rate bonds, stripped bonds, mortgage bonds, mortgage backed securities, corporate notes (including convertible notes) with maturities at the date of issue of at least five years (which may be senior or junior to other bonds), equipment trust certificates, and units consisting of bonds with stock or warrants to buy stock attached. For information about the risks of investing in high-yield bonds, see the section entitled "Investment Practices and Restrictions."


       Foreign Securities. The Fund may invest in debt obligations (which may be denominated in U.S. dollars or in non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank), foreign governments, their agencies and instrumentalities, and debt obligations issued by U.S. corporations denominated in non-U.S. currencies. These debt obligations may include bonds, debentures, notes and short-term obligations.


       U.S. Government Securities. The Fund may invest in U.S. Government Securities, including zero coupon U.S. Treasury securities, mortgage-backed securities and money market instruments.


       While the Fund may invest in securities of any maturity, it is currently expected that the Fund will not invest in securities with maturities of more than 30 years.


Other Eligible Securities


       Under ordinary circumstances, the Fund may also invest a limited portion of its assets in the securities described below. When, in the investment adviser's opinion, market conditions warrant, the Fund may invest up to 100% of its assets for temporary defensive purposes in the money market securities described below.


       Equity Securities. The Fund may invest in preferred stocks, including adjustable rate and convertible preferred stocks, common stocks and other equity securities, including convertible securities and warrants, which may be used to create other permissible investments. Such investments must be consistent with the Fund's primary objective of seeking a high level of current income or be acquired as part of a unit combining income and equity securities. In addition, the Fund may invest in limited partnerships, including master limited partnerships.


       Money Market Securities. The Fund may invest in the following types of money market securities: (1) obligations issued or guaranteed by the U.S. government its agencies or instrumentalities of the U.S. government; (2) commercial paper, including master demand notes, that at the date of investment is rated A-1, the highest grade by S&P, Prime-1, the highest grade by Moody's, or, if not rated by such services, is issued by a company that at the date of investment has an outstanding issue rated A or better by S&P or Moody's; (3) obligations, including certificates of deposit and bankers' acceptances, of banks or savings and loan associations having at least $1 billion in assets that are members of the Federal Deposit Insurance Corporation, including U.S. branches of foreign banks and foreign branches of U.S. banks; and (4) obligations of U.S. corporations that at the date of investment are rated A or better by S&P or Moody's.

INVESTMENT PRACTICES AND RESTRICTIONS
Risk Factors. Bond prices move inversely to interest rates, i.e. as interest rates decline the values of the bonds increase, and vice versa. The longer the maturity of a bond, the greater the exposure to market price fluctuations. The same market factors are reflected in the share price or net asset value of bond funds which will vary with interest rates. In addition, certain of the obligations in which each Fund may invest may be variable or floating rate instruments, which may involve a conditional or unconditional demand feature, and may include variable amount master demand notes. While these types of instruments may, to a certain degree, offset the risk to principal associated with rising interest rates, they would not be expected to appreciate in a falling interest rate environment.

Defensive Investments. The Funds may invest without limitation in high quality money market instruments, such as notes, certificates of deposit or bankers' acceptances, or U.S. government securities if, in the opinion of each Fund's investment adviser, market conditions warrant a temporary defensive investment strategy.

Downgrades. If any security invested in by any of the Funds loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

Repurchase Agreements. The Funds may invest in repurchase agreements. A repurchase agreement is an agreement by which a Fund purchases a security (usually U.S. Government Securities) for cash and obtains a simultaneous commitment from the seller (usually a bank or broker/dealer) to repurchase the security at an agreed-upon price and specified future date. The repurchase price reflects an agreed-upon interest rate for the time period of the agreement. The Funds' risk is the inability of the seller to pay the agreed-upon price on the delivery date. However, this risk is tempered by the ability of the Fund to sell the security in the open market in the case of a default. In such a case, a Fund may incur costs in disposing of the security which would increase Fund expenses. The Funds' investment adviser will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.


When-Issued and Delayed Delivery Transactions. The Funds may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, a Fund may pay more or less than the market value of the securities on the settlement date. The Funds may dispose of a commitment prior to settlement if the investment adviser deems it appropriate to do so. In addition, the Funds may enter into transactions to sell their purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.


Lending of Portfolio Securities. In order to generate additional income, the Funds may lend portfolio securities on a short-term or long-term basis to broker/dealers, banks, or other institutional borrowers of securities. The Funds will only enter into loan arrangements with creditworthy borrowers and will receive collateral in the form of cash or U.S. Government Securities equal to at least 100% of the value of the securities loaned. As a matter of fundamental investment policy which cannot be changed without shareholder approval, the Funds will not lend any of their assets except portfolio securities up to 15% (in the case of KEYSTONE STRATEGIC INCOME FUND) or one-third (in the case of EVERGREEN U.S. GOVERNMENT FUND) of the value of their total assets. There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.


Options and Futures. The Funds may engage in options and futures transactions. Options and futures transactions are intended to enable a Fund to manage market, interest rate or exchange rate risk, and the Funds do not use these transactions for speculation or leverage.


       The Funds may attempt to hedge all or a portion of their portfolios through the purchase of both put and call options on their portfolio securities and listed put options on financial futures contracts for portfolio securities. KEYSTONE STRATEGIC INCOME FUND may also purchase call options on financial futures contracts. The Funds may also write covered call options on their portfolio securities to attempt to increase their current income. The Funds will maintain their positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series.

       The Funds may write (i.e., sell) covered call and put options. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. The Funds also may write straddles (combinations of covered puts and calls on the same underlying security). The Funds may only write "covered" options. This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. A Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

       The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Funds receive a premium from writing a call or put option which they retain whether or not the option is exercised. By writing a call option, the Funds might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Funds might become obligated to purchase the underlying securities for more than their current market price upon exercise.
       A futures contract is a firm commitment by two parties: the seller, who agrees to make delivery of the specific type of instrument called for in the contract ("going short"), and the buyer, who agrees to take delivery of the instrument ("going long") at a certain time in the future. Financial futures contracts call for the delivery of particular debt instruments issued or guaranteed by the U.S. Treasury or by specified agencies or instrumentalities of the U.S. government. If a Fund would enter into financial futures contracts directly to hedge its holdings of fixed income securities, it would enter into contracts to deliver securities at an undetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. A Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

       The Funds may also enter into currency and other financial futures contracts and write options on such contracts. The Funds intend to enter into such contracts and related options for hedging purposes. The Funds will enter into futures on securities, currencies, or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities or currencies is an agreement to buy or sell securities or currencies during a designated month at whatever price exists at that time. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Funds do not make payment or deliver securities upon entering into a futures contract. Instead, they put down a margin deposit, which is adjusted to reflect changes in the value of the contract and which remains in effect until the contract is terminated.


       The Funds may sell or purchase currency and other financial futures contracts. When a futures contract is sold by a Fund, the profit on the contract will tend to rise when the value of the underlying securities or currencies declines and to fall when the value of such securities or currencies increases. Thus, the Funds sell futures contracts in order to offset a possible decline in the profit on their securities or currencies. If a futures contract is purchased by a Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies increases and to fall when the value of such securities or currencies declines.


       The Funds may enter into closing purchase and sale transactions in order to terminate a futures contract and may buy or sell put and call options for the purpose of closing out their options positions. The Funds' ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Funds will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case the Funds would continue to bear market risk on the transaction.


Risk Characteristics of Options and Futures. Although options and futures transactions are intended to enable the Funds to manage market, exchange, or interest rate risks, these investment devices can be highly volatile, and the Funds' use of them can result in poorer performance (i.e., the Funds' returns may be reduced). A Fund's attempt to use such investment devices for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. When the Funds use financial futures contracts and options on financial futures contracts as hedging devices, there is a risk that the prices of the securities subject to the financial futures contracts and options on financial futures contracts may not correlate perfectly with the prices of the securities in the Funds' portfolios. This may cause the financial futures contract and any related options to react to market changes differently than the portfolio securities. In addition, each Fund's investment adviser could be incorrect in its expectations and forecasts about the direction or extent of market factors, such as interest rates, securities price movements, and other economic factors. Even if a Fund's investment adviser correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of a Fund's futures position did not correspond to changes in the value of its investments. In these events, the Funds may lose money on the financial futures contracts or the options on financial futures contracts. It is not certain that a secondary market for positions in financial futures contracts or for options on financial futures contracts will exist at all times. Although each Fund's investment adviser will consider liquidity before entering into financial futures contracts or options on financial futures contracts transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular financial futures contract or option on a financial futures contract at any particular time. The Funds' ability to establish and close out financial futures contracts and options on financial futures contract positions depends on this secondary market. If a Fund is unable to close out its position due to disruptions in the market or lack of liquidity, the Fund may lose money on the futures contract or option, and the losses to the Fund could be significant.


Zero-Coupon and Stripped Securities. The Funds may invest in zero-coupon and stripped securities. Zero-coupon securities in which the Funds may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of the Funds may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

       Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment banking firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.
       In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities". Under the STRIPS program, the Funds will be able to have their beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidence of ownership of the underlying U.S. Treasury securities.
       When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Foreign Investments. KEYSTONE STRATEGIC INCOME FUND may invest in foreign securities, which may involve additional risks. Specifically, they may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Accounting procedures and government supervision may be less stringent than those applicable to U.S. companies. There may be less publicly available information about a foreign company than about a U.S. company. Foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Foreign securities may be subject to foreign taxes, which may reduce yield, and may be less marketable than comparable U.S. securities. All these factors are considered by each Fund's investment adviser before making any of these types of investments.


Risk Characteristics of Asset-Backed Securities. The Funds may invest in asset-backed securities. Asset-backed securities are created by the grouping of certain governmental, government-related and private loans, receivables and other lender assets into pools. Interests in these pools are sold as individual securities. Payments from the asset pools may be divided into several different tranches of debt securities, with some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

       Because the loans held in the asset pool often may be prepaid without penalty or premium, asset-backed securities and mortgage backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment risks on mortgage securities tend to increase during periods of declining mortgage interest rates, because many borrowers refinance their mortgages to take advantage of the more favorable rates. Depending upon market conditions, the yield that the Funds receive from the reinvestment of such prepayments, or any scheduled principal payments, may be lower than the yield on the original mortgage security. As a consequence, mortgage securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity and may also have less potential for capital appreciation. For certain types of asset pools, such as CMOs, prepayments may be allocated to one tranche of securities ahead of other tranches, in order to reduce the risk of prepayment for the other tranches.
       Prepayments may result in a capital loss to the Funds to the extent that the prepaid mortgage securities were purchased at a market premium over their stated amount. Conversely, the prepayment of mortgage securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Funds which would be taxed as ordinary income when distributed to the shareholders. The credit characteristics of asset-backed securities also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Risk Characteristics of High Yield Bonds. KEYSTONE STRATEGIC INCOME FUND may invest in high yield bonds. While investment in high yield bonds provides opportunities to maximize return over time, investors should be aware of the following risks associated with high yield bonds:


       (1) High yield bonds are rated below investment grade, i.e., BB or lower by S&P or Ba or lower by Moody's. Securities so rated are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.


       (2) The lower ratings of these securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by specific corporate developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.


       (3) Their value may be more susceptible to real or perceived adverse economic, company or industry conditions and publicity than is the case for higher quality securities.


       (4) Their value, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of below-investment grade bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to adverse or positive economic changes or individual corporate developments.


       (5) The secondary market for such securities may be less liquid at certain times than the secondary market for higher quality debt securities, which may adversely effect (i) the market price of the security, (ii) the

Fund's ability to dispose of particular issues and (iii) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.


       (6) Zero coupon bonds and PIKs involve additional special considerations. For example, zero coupon bonds pay no interest to holders prior to maturity of interest. PIKs are debt obligations that provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater fluctuation in value due to changes in interest rates than debt obligations that pay interest currently. Even though these investments do not pay current interest in cash, the Fund is, nonetheless, required by tax laws to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate investments in order to fulfill its intention to distribute substantially all of its net income as dividends. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result.


       The generous income sought by the Fund is ordinarily associated with securities in the lower rating categories of the recognized rating agencies or with securities that are unrated. Such securities are generally rated BB or lower by S&P or Ba or lower by Moody's. The Fund may invest in securites that are rated as low as D by S&P or C- by Moody's. The Fund may also invest in unrated securities that, in the investment adviser's judgment, offer comparable yields and risks as securities that are rated. It is possible for securities rated D or C-, respectively, to have defaulted on payments of principal and/or interest at the time of investment. The Statement of Additional Information describes these rating categories. The Fund intends to invest in D rated debt only in cases when, in the investment adviser's judgment, there is a distinct prospect of improvement in the issuer's financial position as a result of the completion of reorganization or otherwise.


       The investment adviser considers the ratings of S&P and Moody's assigned to various securities, but does not rely solely on these ratings because (1) S&P and Moody's assigned ratings are based largely on historical financial data and may not accurately reflect the current financial outlook of companies; and (2) there can be large differences among the current financial conditions of issuers within the same category.


       The following table shows the weighted average percentages of the Fund's assets invested at the end of each month during the nine-month fiscal period ended April 30, 1997 in securities assigned to the various rating categories and in unrated securities determined by the investment adviser to be of comparable quality. The rated asset percentages shown have received equivalent ratings from S&P and Moody's except where ratings are "split," i.e., different between S&P and Moody's. In such instances, the higher of the two ratings is shown and the lower rating is no more than one grade below the higher one. For the purposes of the table, only the S&P rating system is used. Since the percentages in this table are based on month-end averages throughout the fiscal period, they do not reflect the Fund's holdings at any one point in time. The percentages in each category may be higher or lower on any day than those shown in the table below.


                                                                *UNRATED SECURITIES
                                                                   OF COMPARABLE
                                            RATED SECURITIES        QUALITY AS
                                            AS PERCENTAGE OF       PERCENTAGE OF
RATING                                       FUND'S ASSETS         FUND'S ASSETS
AAA                                                24.93%                0.00%
AA                                                 10.72%                0.00%
A                                                   3.06%                0.00%
BBB                                                 0.11%                0.00%
BBB split                                           0.45%                 N/A
BB                                                  8.97%                0.39%
BB split                                           11.18%                 N/A
B                                                  21.63%                5.82%
B split                                             0.36%                 N/A
CCC                                                 0.00%                0.01%
D                                                   0.00%                1.03%
Unrated*                                            7.25%
U.S. Governments,
  equities and others                              11.34%
     TOTAL                                        100.00%

       Since the Fund takes an aggressive approach to investing, the investment adviser attempts to maximize the return by controlling risk through diversification, credit analysis, review of sector and industry trends, interest rate forecasts and economic analysis. The investment adviser's analysis of securities focuses on factors such as interest or dividend coverage, asset values, earning prospects and the quality of management of the company. In making investment recommendations, the investment adviser also considers current income, potential for capital appreciation, maturity structure, quality guidelines, coupon structure, average yield, yield to maturity and the percentage of zero coupon bonds, PIKs and non-accruing items in the Fund's portfolio.


       Income and yields on high yield, high risk securities, as on all securities, will fluctuate over time.


Borrowing. As a matter of fundamental policy, the Funds may not borrow money except as a temporary measure to facilitate redemption requests or for extraordinary or emergency purposes. The proceeds from borrowings may be used to facilitate redemption requests which might otherwise require the untimely disposition of portfolio securities. The specific limits applicable to borrowing by each Fund are set forth in the Statement of Additional Information.


Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice.

                            MANAGEMENT OF THE FUNDS

INVESTMENT ADVISERS


       The management of each Fund is supervised by the Trustees of the Trust under which the Fund has been established ("Trustees"). The Capital Management Group ("CMG") of First Union National Bank ("FUNB") serves as investment adviser to EVERGREEN U.S. GOVERNMENT FUND. FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the United States.


        Keystone Investment Management Company ("Keystone") has been retained by KEYSTONE STRATEGIC INCOME FUND to serve as investment adviser. Keystone has provided investment advisory and management services to investment companies and private accounts since it was organized in 1932. Keystone is a subsidiary of FUNB.


       First Union is headquartered in Charlotte, North Carolina, and had $143 billion in consolidated assets as of June 30, 1997. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. CMG, Keystone and Evergreen Asset Management Corporation ("Evergreen Asset"), a wholly owned subsidiary of FUNB, manage or otherwise oversee the investment of over $66 billion in assets as of June 30, 1997, belonging to a wide range of clients, including the Evergreen Keystone Funds. First Union Brokerage Services, Inc. ("FUBS"), a wholly-owned subsidiary of FUNB, is a registered broker-dealer that is principally engaged in providing retail brokerage services consistent with its federal banking authorizations. First Union Capital Markets Corp., a wholly-owned subsidiary of First Union, is a registered broker-dealer principally engaged in providing, consistent with its federal banking authorizations, private placement, securities dealing, and underwriting services.


       CMG manages investments and supervises the daily business affairs of EVERGREEN U.S. GOVERNMENT FUND and, as compensation therefor, is entitled to receive an annual fee equal to 0.50 of 1% of the Fund's average daily net assets.


       Keystone acts as investment adviser to KEYSTONE STRATEGIC INCOME FUND and manages the Fund's investments, provides various administrative services and supervises the Fund's daily business affairs, subject to the authority of the Trustees. As payment for its services, Keystone is entitled to receive from KEYSTONE STRATEGIC INCOME FUND a fee, calculated on annual basis, equal to 2.0% of gross dividend and interest income of the Fund plus 0.50% of the first $100,000,000 of the aggregate net asset value of the shares of the Fund, plus 0.45% of the next $100,000,000, plus 0.40% of the next $100,000,000, plus 0.35%
of the next $100,000,000, plus 0.30% of the next $100,000,000, plus 0.25% of amounts over $500,000,000, computed as of the close of business each business day and paid monthly.

       The total annualized operating expenses of each Fund for the fiscal period ended April 30, 1997, expressed as a percentage of average net assets on an annual basis, are set forth in the section entitled "Financial Highlights." Such expenses reflect all voluntary expense reimbursements which may be revised or terminated at any time.


PORTFOLIO MANAGERS


       Rollin C. Williams, a Vice President of FUNB, has been the Portfolio Manager of EVERGREEN U.S. GOVERNMENT FUND since its inception in 1992. Mr. Williams, who has over 28 years investment management experience, was Head of Fixed Income Investments at Dominion Trust Company from 1988 until its acquisition by First Union.


       The Portfolio Manager of KEYSTONE STRATEGIC INCOME FUND is Prescott B. Crocker. Mr. Crocker is a Senior Vice President, Senior Portfolio Manager and Head of the High Yield Bond Team at Keystone. Mr. Crocker joined Keystone in 1997 and initially served as the manager of the domestic high yield bond portion of the Fund's portfolio. From 1993 until he joined Keystone, Mr. Crocker held various positions at Boston Security Counsellors, including President and Chief Investment Officer, and was Managing Director and Portfolio Manager at Northstar Investment Management. Mr. Crocker has 25 years of experience in fixed income investment management.


ADMINISTRATOR


       Evergreen Keystone Investment Services, Inc. ("EKIS") serves as administrator to EVERGREEN U.S. GOVERNMENT FUND, subject to the supervision and control of the Trustees of the Evergreen Investment Trust. As administrator EKIS provides facilities, equipment and personnel to the EVERGREEN U.S. GOVERNMENT FUND and is entitled to receive an administration fee from the Fund based on the aggregate average daily net assets of all the mutual funds for which CMG, Evergreen Asset or Keystone serve as investment adviser, calculated in accordance with the following schedule:


Administration Fee
0.050%                on the first $7 billion
0.035%                on the next $3 billion
0.030%                on the next $5 billion
0.020%                on the next $10 billion
0.015%                on the next $5 billion
0.010%                on assets in excess of $30 billion





       EKIS also provides facilities, equipment and personnel to KEYSTONE STRATEGIC INCOME FUND on behalf of the Fund's investment adviser.


SUB-ADMINISTRATOR


       BISYS Fund Services, Inc. ("BISYS"), an affiliate of Evergreen Keystone Distributor, Inc. ("EKD"), distributor for the Evergreen Keystone Funds, serves as sub-administrator to the Funds and is entitled to receive a fee based on the aggregate average daily net assets of all the mutual funds for which CMG, Evergreen Asset or Keystone serve as investment adviser, calculated in accordance with the following schedule:


Sub-Administration Fee
0.0100%                   on the first $7 billion
0.0075%                   on the next $3 billion
0.0050%                   on the next $15 billion
0.0040%                   on assets in excess of $25 billion





       The total assets of the mutual funds for which FUNB affiliates serve as investment advisers were approximately $30.5 billion as of June 30, 1997.


DISTRIBUTION PLANS AND AGREEMENTS


Distribution Plans. Each Fund's Class A, Class B and Class C shares pay for the expenses associated with the distribution of its shares according to a distribution plan that it has adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") (each a "Plan" or collectively the "Plans"). Under the Plans, each Fund may incur distribution-related and shareholder servicing-related expenses which are based upon a maximum annual rate as a percent of each Fund's average daily net assets attributable to the Class, as follows:

Class A shares            0.75%, currently limited to 0.25%
Class B shares            1.00%
Class C shares            1.00%





       Of the amount that each Class may pay under its respective Plan, up to 0.25% may constitute a service fee to be used to compensate organizations, which may include each Fund's investment adviser or its affiliates, for personal services rendered to shareholders and/or the maintenance of shareholder accounts. The Funds may not pay any distribution or services fees during any fiscal period in excess of the amounts set forth above.


Distribution Agreements. Each Fund has also entered into a distribution agreement (each a "Distribution Agreement" or collectively the "Distribution Agreements") with EKD. Pursuant to the Distribution Agreements, each Fund will compensate EKD for its services as distributor based upon the maximum annual rate as a percent of each Fund's average daily net assets attributable to the Class, as follows:


Class A shares            0.25%
Class B shares            1.00%
Class C shares            1.00%





       The Distribution Agreements provide that EKD will use the distribution fee received from a Fund for payments (i) to compensate broker-dealers or other persons for distributing shares of the Fund, including interest and principal payments made in respect of amounts paid to broker-dealers or other persons that have been financed (EKD may assign its rights to receive compensation under the Plans to secure such financings), (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. FUNB or its affiliates may finance the payments made by EKD to compensate broker-dealers or other persons for distributing shares of the Fund.


       In the case of KEYSTONE STRATEGIC INCOME FUND the compensation paid to EKD under its Distribution Agreement is only with respect to shares of the Fund sold on or after December 1, 1996. In consideration of the services rendered by the distributor of the Class B and Class C shares of KEYSTONE STRATEGIC INCOME FUND sold prior to December 1, 1996, namely EKIS, the Fund's Trustees have determined to continue the payments called for under the distribution agreements in effect between the Fund and EKIS with respect to the assets of the Fund represented by such shares.


       Since EKD's compensation under the Distribution Agreements is not directly tied to the expenses incurred by EKD, the amount of compensation received by it under the Distribution Agreements during any year may be more or less than its actual expenses and may result in a profit to EKD. Distribution expenses incurred by EKD in one fiscal year that exceed the level of compensation paid to EKD for that year may be paid from distribution fees received from a Fund in subsequent fiscal years.


       The Plans are in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to an annual rate of 0.75% and 0.25%, respectively, of the average aggregate annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest on the unpaid amount at the prime rate plus 1% per annum.

                       PURCHASE AND REDEMPTION OF SHARES

HOW TO BUY SHARES


       You may purchase shares of any of the Funds through broker-dealers, banks or other financial intermediaries, or directly through EKD. In addition, you may purchase shares of any of the Funds by mailing to that Fund, c/o Evergreen Keystone Service Company ("EKSC"), P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed Application and a check payable to the Fund. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed Application. The minimum initial investment is $1,000, which may be waived in certain situations. Subsequent investments in any amount may be made by check, by wiring federal funds, by direct deposit or by an electronic funds transfer.


       There is no minimum amount for subsequent investments. Investments of $25 or more are allowed under the Systematic Investment Plan. See the Application for more information. Only Class A, Class B and Class C shares are offered through this Prospectus (see "General Information" -- "Other Classes of Shares").


Class A Shares-Front-End Sales Charge Alternative. You may purchase Class A shares of each Fund at net asset value plus an initial sales charge on purchases under $1,000,000. You may purchase $1,000,000 or more of Class A shares without a front-end sales charge; however, a contingent deferred sales charge ("CDSC") equal to the lesser of 1% of the purchase price or the redemption value will be imposed on shares redeemed during the month of purchase and the 12- month period following the month of purchase. The schedule of charges for Class A shares is as follows:


                             Initial Sales Charge


                                  As a % of the Net        As a % of the         Commission to Dealer/Agent
     Amount of Purchase            Amount Invested        Offering Price          as a % of Offering Price
        Less than $   50,000             4.99%                  4.75%                         4.25%
     $   50,000 - $   99,999             4.71%                  4.50%                         4.25%
       $ 100,000 - $ 249,999             3.90%                  3.75%                         3.25%
       $ 250,000 - $ 499,999             2.56%                  2.50%                         2.00%
       $ 500,000 - $ 999,999             2.04%                  2.00%                         1.75%
                                                                               1.00% of the amount invested up
                                                                                     to $2,999,999;
                                                                               .50% of the amount invested over
  $1,000,000 or more                      None                   None          $2,999,999, up to $4,999,999;
                                                                                                and
                                                                               .25% of the excess over
                                                                                         $4,999,999





       No front-end sales charges are imposed on Class A shares purchased by (a) institutional investors, which may include bank trust departments and registered investment advisers; (b) investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; (f) current and retired employees of FUNB and its affiliates, EKD and any broker-dealer with whom EKD has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees; (g) and upon the initial purchase of an Evergreen Keystone fund by investors reinvesting the proceeds from a redemption within the preceding thirty days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC. Certain broker-dealers or other financial institutions may impose a fee on transactions in shares of the Funds.


       Class A shares may also be purchased at net asset value by a corporation or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title I tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees, or a TSA plan sponsored by a public education entity having 5,000 or more eligible employees.


       In connection with sales made to plans of the type described in the preceding sentence EKD will pay broker-dealers and others concessions at the rate of 0.50% of the net asset value of the shares purchased. These payments are subject to reclaim in the event the shares are redeemed within twelve months after purchase.


       When Class A shares are sold, EKD will normally retain a portion of the applicable sales charge and pay the balance to the broker-dealer or other financial intermediary through whom the sale was made. EKD may also pay fees to banks from sales charges for services performed on behalf of the customers of such banks in connection with the purchase of shares of the Funds. In addition to compensation paid at the time of sale, entities whose clients have purchased Class A shares may receive a trailing commission equal to 0.25% of the average daily value on an annual basis of Class A shares held by their clients. Certain purchases of Class A shares may qualify for reduced sales charges in accordance with a Fund's Concurrent Purchases, Rights of Accumulation, Letter of Intent, certain Retirement Plans and Reinstatement Privilege. Consult the Application for additional information concerning these reduced sales charges.


Class B Shares -- Deferred Sales Charge Alternative. You may purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within six years after the month of purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the month of purchase of Class B shares as set forth below.


                                                                                                                       CDSC
Redemption Timing                                                                                                    Imposed
Month of purchase and the first twelve-month period following the month of purchase...............................    5.00%
Second twelve-month period following the month of purchase........................................................    4.00%
Third twelve-month period following the month of purchase.........................................................    3.00%
Fourth twelve-month period following the month of purchase........................................................    3.00%
Fifth twelve-month period following the month of purchase.........................................................    2.00%
Sixth twelve-month period following the month of purchase.........................................................    1.00%
No CDSC is imposed on amounts redeemed thereafter.


       The CDSC is deducted from the amount of the redemption and is paid to EKD or its predecessor. Class B shares are subject to higher distribution and/or shareholder service fees than Class A shares for a period of seven years after the month of purchase (after which it is expected that they will convert to Class A shares without imposition of a front-end sales charge). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. The Funds will not normally accept any purchase of Class B shares in the amount of $250,000 or more.


       At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee (and, with respect to EVERGREEN U.S. GOVERNMENT FUND, the Shareholder Service Plan Fee) imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two Classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.


Class C Shares -- Level-Load Alternative. Class C shares are only offered through broker-dealers who have special distribution agreements with EKD. You may purchase Class C shares at net asset value without any initial sales charge and, therefore, the full amount of your investment will be used to purchase Fund shares. However, you will pay a 1.00% CDSC, if you redeem shares during the month of purchase and the 12-month period following the month of purchase. No CDSC is imposed on amounts redeemed thereafter. Class C shares incur higher distribution and/or shareholder service fees than Class A shares but, unlike Class B shares, do not convert to any other class of shares of a Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. The Funds will not normally accept any purchase of Class C shares in the amount of $500,000 or more. No CDSC will be imposed on Class C shares purchased by institutional investors, and through employee benefit and savings plans eligible for the exemption from front-end sales charges described under "Class A Shares-Front End Sales Charge Alternative," above. Broker-dealers and other financial intermediaries whose clients have purchased Class C shares may receive a trailing commission equal to 0.75% of the average daily value of such shares on an annual basis held by their clients more than one year from the date of purchase. The payment of trailing commissions will commence immediately with respect to shares eligible for exemption from the CDSC normally applicable to Class C shares.


Contingent Deferred Sales Charge. Shares obtained from dividend or distribution reinvestment are not subject to a CDSC. Any CDSC imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net asset value at the time of purchase of such shares.


       No CDSC is imposed on a redemption of shares of the Fund in the event of
(1) death or disability of the shareholder; (2) a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under the Systematic Withdrawal Plan of up to 1.00% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.


       The Funds may also sell Class A, Class B or Class C shares at net asset value without any initial sales charge or a CDSC to certain Directors, Trustees, officers and employees of the Funds, Keystone, FUNB, Evergreen Asset, EKD and certain of their affiliates, and to members of the immediate families of such persons, to registered representatives of firms with dealer agreements with EKD, and to a bank or trust company acting as a trustee for a single account.


How the Funds Value their Shares. The net asset value of each Class of shares of a Fund is calculated by dividing the value of the amount of the Fund's net assets attributable to that Class by the number of outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees believe would accurately reflect fair value. Non-dollar denominated securities will be valued as of the close of the Exchange at the closing price of such securities in their principal trading markets.


General. The decision as to which Class of shares is more beneficial to you depends on the amount of your investment and the length of time you will hold it. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares since 100% of your purchase is invested immediately and since such shares will convert to Class A shares, which incur lower ongoing distribution and/or shareholder service fees, after seven years. If you are unsure of the time period of your investment, you might consider Class C shares since there are no initial sales charges and, although there is no conversion feature, the CDSC only applies to redemptions made during the first year. Consult your financial intermediary for further information. The compensation received by dealers and agents may differ depending on whether they sell Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares.


       In addition to the discount or commission paid to broker-dealers, EKD may from time to time pay to broker-dealers additional cash or other incentives that are conditioned upon the sale of a specified minimum dollar amount of shares of a Fund and/or other Evergreen Keystone Funds. Such incentives will take the form of payment for attendance at seminars, lunches, dinners, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a broker-dealer and their immediate family members to urban or resort locations within or outside the United States. Such a dealer may elect to receive cash incentives of equivalent amount in lieu of such payments. EKD may also limit the availability of such incentives to certain specified dealers. EKD from time to time sponsors promotions involving FUBS, an affiliate of each Fund's investment adviser, and select broker-dealers, pursuant to which incentives are paid, including gift certificates and payments in amounts up to 1% of the dollar amount of shares of a Fund sold. Awards may also be made based on the opening of a minimum number of accounts. Such promotions are not being made available to all broker-dealers. Certain broker-dealers may also receive payments from EKD or a Fund's investment adviser over and above the usual trail commissions or shareholder servicing payments applicable to a given Class of shares.


Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or the Fund's investment adviser incurs. If such investor is an existing shareholder, a Fund may redeem shares from an investor's account to reimburse the Fund or its investment adviser for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen Keystone Funds. The Funds will not accept third party checks other than those payable directly to a shareholder whose account has been in existence at least thirty days.


HOW TO REDEEM SHARES


       You may "redeem" ( i.e., sell) your shares in a Fund to the Fund for cash, (at the net redemption value) on any day the Exchange is open, either directly by writing to the Fund, c/o EKSC, or through your financial intermediary. The amount you will receive is based on the net asset value adjusted for fractions of a cent (less any applicable CDSC) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, a Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to 15 days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.


Redeeming Shares Through Your Financial Intermediary. A Fund must receive instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value (less any applicable CDSC). Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (Eastern time).


Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to the Fund, c/o EKSC, the registrar, transfer agent and dividend-disbursing agent for each Fund. Stock power forms are available from your financial intermediary, EKSC, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $50,000. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. Each Fund and EKSC reserve the right to withdraw this waiver at any time. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable under the Securities Exchange Act of 1934 and EKSC's policies.


       Shareholders may withdraw amounts of $1,000 or more (up to $50,000) from their accounts by calling the telephone number on the front page of this Prospectus between the hours of 8:00 a.m. and 5:30 p.m. (Eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or EKSC's offices are closed). The Exchange is closed on New Year's Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Redemption requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth herein. The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must complete the appropriate sections on the Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in a Fund at a designated commercial bank.


       In order to insure that instructions received by EKSC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days. Each Fund reserves the right at any time to terminate, suspend, or change the terms of any redemption method described in this Prospectus, except redemption by mail, and to impose fees.


       Except as otherwise noted, the Funds, EKSC and EKD will not assume responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Evergreen Keystone Express Line, or by telephone. EKSC will employ reasonable procedures to confirm that instructions received over the Evergreen Keystone Express Line or by telephone are genuine. The Funds, EKSC and EKD will not be liable when following instructions received over the Evergreen Keystone Express Line or by telephone that EKSC reasonably believes are genuine.


Evergreen Keystone Express Line. The Evergreen Keystone Express Line offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access the Evergreen Keystone Express Line by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.


General. The sale of shares is a taxable transaction for federal income tax purposes. The Funds may temporarily suspend the right to redeem their shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Funds cannot dispose of their investments or fairly determine their value; or (4) the Securities and Exchange Commission ("SEC") so orders. The Funds reserve the right to close an account that through redemption has fallen below $1,000 and has remained so for thirty days. Shareholders will receive sixty days' written notice to increase the account value to at least $1,000 before the account is closed. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund's total net assets, during any ninety day period for any one shareholder.


EXCHANGE PRIVILEGE


How to Exchange Shares. You may exchange some or all of your shares for shares of the same Class in the other Evergreen Keystone Funds through your financial intermediary by calling or writing to EKSC or by using the Evergreen Keystone Express Line as described above. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset values of the shares exchanged next determined after an exchange request is received. An exchange which represents an initial investment in another Evergreen Keystone fund is subject to the minimum investment and suitability requirements of each Fund.


       Each of the Evergreen Keystone funds has different investment objectives and policies. For complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange order must comply with the requirement for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange is treated for federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. This exchange privilege may be modified or discontinued at any time by the Fund upon sixty days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.


       No CDSC will be imposed in the event shares are exchanged for shares of the same class of other Evergreen Keystone Funds. If you redeem shares, the CDSC applicable to the shares of the Evergreen or Keystone Fund originally purchased for cash is applied. Also, Class B shares will continue to age following an exchange for the purpose of conversion to Class A shares and for the purpose of determining the amount of the applicable CDSC.


Exchanges Through Your Financial Intermediary. A Fund must receive exchange instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.


Exchanges By Telephone And Mail. Exchange requests received by a Fund after 4:00 p.m. (Eastern time) will be processed using the net asset value determined at the close of the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach EKSC by telephone. If you wish to use the telephone exchange service you should indicate this on the Application. As noted above, each Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or EKSC if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares"; however, no signature guarantee is required.


SHAREHOLDER SERVICES


       The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary, EKSC or call the toll-free number on the front page of this Prospectus. Some services are described in more detail in the Application.


Systematic Investment Plan. Under a Systematic Investment Plan, you may invest as little as $25 per month to purchase shares of a Fund with no minimum initial investment required.


Telephone Investment Plan. You may invest not less than $100 or more than $10,000 per investment into an existing account. Telephone investment requests received by 4:00 p.m. (Eastern time) will be credited to a shareholder's account the day the request is received. Shares purchased under the Systematic Investment Plan or Telephone Investment Plan may not be redeemed for ten days from the date of investment.

Systematic Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Systematic Withdrawal Plan by filling out the appropriate part of the Application. Under this Plan, you may receive (or designate a third party to receive) payments in a stated amount of at least $75, or a maximum of 1.0% per month or 3.0% per quarter of the total net asset value of your account when the Plan was established. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically. Any applicable CDSC will be waived with respect to redemptions occurring under a Systematic Withdrawal Plan during a calendar year to the extent that such redemptions do not exceed 12% of (i) the initial value of the account plus (ii) the value, at the time of purchase, of any subsequent investments. Excessive withdrawals may decrease or deplete the value of your account. Moreover, because of the effect of the applicable sales charge, a Class A investor should not make continuous purchases of a Fund's shares while participating in a Systematic Withdrawal Plan.


Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Funds and the other Evergreen Keystone funds available to their participants. Investments made by such employee benefit plans may be exempt from front-end sales charges if they meet the criteria set forth under "Class A Shares-Front End Sales Charge Alternative". Evergreen Asset, Keystone or CMG may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Evergreen Keystone funds available to their participants.


Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested.


Dollar Cost Averaging. Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Evergreen Keystone fund. This results in more shares being purchased when the selected Fund's net asset value is relatively low and fewer shares being purchased when the Fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.


       Prior to participating in dollar cost averaging, you must establish an account in an Evergreen Keystone fund. You should designate on the Application
(i) the dollar amount of each monthly or quarterly investment you wish to make and (ii) the Fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.


       If you are a Class A investor and paid a sales charge on your initial purchase, the shares purchased will be eligible for Rights of Accumulation and the sales charge applicable to the purchase will be determined accordingly. In addition, the value of shares purchased will be included in the total amount required to fulfill a Letter of Intent. If a sales charge was not paid on the initial purchase, a sales charge will be imposed at the time of subsequent purchases, and the value of shares purchased will become eligible for Rights of Accumulation and Letters of Intent.


Two Dimensional Investing. You may elect to have income and capital gains distributions from any class of Evergreen Keystone fund shares you own automatically invested to purchase the same class of shares of any other Evergreen Keystone fund. You may select this service on your Application and indicate the Evergreen Keystone fund(s) into which distributions are to be invested. The value of shares purchased will be ineligible for Rights of Accumulation and Letters of Intent.


Tax Sheltered Retirement Plans. The Funds have various retirement plans available to eligible investors, including Individual Retirement Accounts
(IRAs); Rollover IRAs; Simplified Employee Pension Plans (SEPs); Savings Incentive Match Plan for Employees (SIMPLEs); Tax Sheltered Annuity Plans; 403(b)(7) Plans; 401(k) Plans; Keogh Plans; Profit-Sharing Plans; and Money Purchase Plans. For details, including fees and application forms, call toll free 1-800-247-4075 or write to EKSC.

EFFECT OF BANKING LAWS
       The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as
                                       23                                 60041B
agent in connection with the purchase of shares of such an investment company upon the order of its customer. Keystone and CMG are subject to and in compliance with the aforementioned laws and regulations.


       Changes to applicable laws and regulations or future judicial or administrative decisions could result in CMG or Keystone being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of a Fund by its customers. If CMG or Keystone were prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.

                               OTHER INFORMATION
DIVIDENDS, DISTRIBUTIONS AND TAXES

        For each Fund, net income dividends, if any, are declared daily and paid monthly. Distributions of any net realized capital gains of the Funds will be made annually or more frequently. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January that were declared in the previous calendar quarter will be treated as paid in December of the previous year. Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution at the net asset value per share at the close of business on the record date, unless the shareholder has made a written request for payment in cash.


       Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, it is expected that each Fund will not be required to pay any Federal income taxes on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements. Most shareholders of the Funds normally will have to pay Federal income taxes and any state or local taxes on the dividends and distributions they receive from a Fund whether such dividends and distributions are made in cash or in additional shares. Questions on how any distributions will be taxed to the investor should be directed to the investor's own tax adviser.


        Following the end of each calendar year, every shareholder of the Funds will be sent applicable tax information and information regarding the dividends and capital gain distributions made during the calendar year.

       A Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund who are subject to United States Federal income tax may be entitled, subject to certain rules and limitations, to claim a Federal income tax credit or deduction for foreign income taxes paid by a Fund. See the Statement of Additional Information for additional details. A Fund's transactions in options, futures and forward contracts may be subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

       Each Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions, if any, and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, you must certify on the Application, or on a separate form supplied by State Street, that your social security or taxpayer identification number is correct and that you are not currently subject to backup withholding or are exempt from backup withholding. A shareholder who acquires Class A shares of a Fund and sells or otherwise disposes of such shares within ninety days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain and loss realized upon a sale or exchange of shares of the Fund.

       The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, you should also review the discussion of "Additional Tax
                                       24

Information" contained in the Statement of Additional Information. In addition, you should consult your own tax adviser as to the tax consequences of investments in the Funds, including the application of state and local taxes which may be different from Federal income tax consequences described above. GENERAL INFORMATION

Portfolio Transactions. Consistent with the Rules of Conduct of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.


Organization. EVERGREEN U.S. GOVERNMENT FUND is a separate investment series of Evergreen Investment Trust (formerly First Union Funds), which is a Massachusetts business trust organized in 1984. KEYSTONE STRATEGIC INCOME FUND is a Massachusetts business trust organized in 1986. The Funds do not intend to hold annual shareholder meetings; shareholder meetings will be held only when required by applicable law. Shareholders have available certain procedures for the removal of Trustees.


       A shareholder in each Class of a Fund will be entitled to his or her share of all dividends and distributions from a Fund's assets, based upon the relative value of such shares to those of other Classes of the Fund, and, upon redeeming shares, will receive the then current net asset value of the Class of shares of the Fund represented by the redeemed shares less any applicable CDSC. Each Trust named above is empowered to establish, without shareholder approval, additional investment series, which may have different investment objectives, and additional Classes of shares for any existing or future series. If an additional series or Class were established in a Fund, each share of the series or Class would normally be entitled to one vote for all purposes. Generally, shares of each series and Class would vote together as a single Class on matters, such as the election of Trustees, that affect each series and Class in substantially the same manner. Class A, Class B, Class C and Class Y shares have identical voting, dividend, liquidation and other rights, except that each Class bears, to the extent applicable, its own distribution and transfer agency expenses as well as any other expenses applicable only to a specific Class. Each Class of shares votes separately with respect to Rule 12b-1 distribution plans and other matters for which separate Class voting is appropriate under applicable law. Shares are entitled to dividends as determined by the Trustees and, in liquidation of a Fund, are entitled to receive the net assets of the Fund.


Custodian. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as each Fund's custodian.


Registrar, Transfer Agent and Dividend-Disbursing Agent. Evergreen Keystone Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121 serves as each Fund's registrar, transfer agent and dividend-disbursing agent.


Principal Underwriter. EKD, an affiliate of BISYS, is located at 125 W. 55th Street, New York, New York 10019, and is the principal underwriter of the Funds. BISYS also acts as sub-administrator to the Funds and provides personnel to serve as officers of the Funds.


Other Classes of Shares. Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, and may in the future offer additional classes. Class Y shares are not offered by this Prospectus and are only available to (i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset, (ii) certain institutional investors and
(iii) investment advisory clients of CMG, Evergreen Asset, Keystone or their affiliates. The dividends payable with respect to Class A, Class B and Class C shares will be less than those payable with respect to Class Y shares due to the distribution and shareholder servicing-related expenses borne by Class A, Class B and Class C shares and the fact that such expenses are not borne by Class Y shares.


Performance Information. From time to time, the Funds may quote their "total return" or "yield" for a specified period in advertisements, reports or other communications to shareholders. Total return and yield are computed separately for Class A, Class B, Class C and Class Y shares. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases of a Fund's shares are assumed to have been paid. Yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. The Fund's yield is calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield accounting methods differ from the method used for other accounting purposes, the Fund's yield may not equal its distribution rate, the income paid to your account or the net investment income reported in the Fund's financial statements. To calculate yield, the Fund takes the interest and dividend income it earned from its portfolio of investments (as defined by the SEC formula) for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities.


       Performance data for each Class of shares will be included in any advertisement or sales literature using performance data of a Fund. These advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices. A Fund may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest twelve month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be indicative of future results.


       In marketing a Fund's shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profile; and an action plan offering investment alternatives. The information provided to investors may also include discussions of other Evergreen Keystone funds, products, and services, which may include: retirement investing; brokerage products and services; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques. The materials may also reprint, and use as advertising and sales literature, articles from EVERGREEN KEYSTONE EVENTS, a quarterly magazine provided free of charge to Evergreen Keystone fund shareholders.

Liability Under Massachusetts Law. Under Massachusetts law, Trustees and shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Declaration of Trust under which each Fund operates provides that no Trustee or shareholder will be personally liable for the obligations of the Trust and that every written contract made by the Trust contain a provision to that effect. If any Trustee or shareholder were required to pay any liability of the Trust, that person would be entitled to reimbursement from the general assets of the Trust.
Additional Information. This Prospectus and the Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the Securities Act of 1933, as amended. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.
                                       26

  INVESTMENT ADVISERS
  Capital Management Group of First Union National Bank, 210 South College Street, Charlotte, North Carolina, 28228
      EVERGREEN U.S. GOVERNMENT FUND


  Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts 02116-5034
      KEYSTONE STRATEGIC INCOME FUND


  CUSTODIAN
  State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827


  TRANSFER AGENT
  Evergreen Keystone Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121


  LEGAL COUNSEL
  Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C.
  20036


  INDEPENDENT AUDITORS
  KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110


  DISTRIBUTOR
  Evergreen Keystone Distributor, Inc., 125 W. 55th Street, New York, New York 10019

                                                                     541291

  PROSPECTUS                                                September 1, 1997


  EVERGREEN KEYSTONE LONG-TERM BOND FUNDS                      [Logo Goes Here]


  EVERGREEN U.S. GOVERNMENT FUND
  KEYSTONE STRATEGIC INCOME FUND


  CLASS Y SHARES


           The Evergreen Keystone Long-Term Bond Funds (the "Funds") are designed to provide investors with a selection of investment alternatives which seek to provide a high level of current income. This Prospectus provides information regarding the Class Y shares offered by the Funds. Each Fund is, or is a series of, an open-end, diversified, management investment company. This Prospectus sets forth concise information about the Funds that a prospective investor should know before investing. The address of the Funds is 200 Berkeley Street, Boston, Massachusetts 02116.


           A "Statement of Additional Information" for the Funds dated September 1, 1997, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The Statement of Additional Information provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Evergreen Keystone Funds at (800) 343-2898. There can be no assurance that the investment objective of any Fund will be achieved. Investors are advised to read this Prospectus carefully.

  THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   KEEP THIS PROSPECTUS FOR FUTURE REFERENCE

                               TABLE OF CONTENTS


OVERVIEW OF THE FUNDS                                       2
EXPENSE INFORMATION                                         3
FINANCIAL HIGHLIGHTS                                        4
DESCRIPTION OF THE FUNDS
         Investment Objectives and Policies                 5
         Investment Practices and Restrictions              7
MANAGEMENT OF THE FUNDS
         Investment Advisers                               12
         Portfolio Managers                                13
         Administrator                                     13
         Sub-Administrator                                 13
PURCHASE AND REDEMPTION OF SHARES
         How to Buy Shares                                 13
         How to Redeem Shares                              14
         Exchange Privilege                                15
         Shareholder Services                              16
         Effect of Banking Laws                            17
OTHER INFORMATION
         Dividends, Distributions and Taxes                17
         General Information                               18




                             OVERVIEW OF THE FUNDS
       The following is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus. See "Description of the Funds" and "Management of the Funds".

       The investment adviser to EVERGREEN U.S. GOVERNMENT FUND is the Capital Management Group of First Union National Bank, a subsidiary of First Union Corporation, the sixth largest bank holding company in the United States. The investment adviser to KEYSTONE STRATEGIC INCOME FUND is Keystone Investment Management Company, a subsidiary of First Union National Bank.


       EVERGREEN U.S. GOVERNMENT FUND seeks a high level of current income consistent with stability of principal.


       KEYSTONE STRATEGIC INCOME FUND seeks high current income from interest on debt securities. Secondarily, the Fund considers potential for growth of capital in selecting securities.


       THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVE OF EITHER FUND WILL BE ACHIEVED.

                              EXPENSE INFORMATION

       The table set forth below summarizes the shareholder transaction costs associated with an investment in the Class Y Shares of each Fund. For further information see "Purchase and Redemption of Shares".

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases                    None
Sales Charge on Dividend Reinvestments                       None
Contingent Deferred Sales Charge                             None
Redemption Fee                                               None
Exchange Fee (only applies after 4 exchanges per
year)                                                      $ 5.00


       The following table shows for the Fund the estimated annual operating expenses (as a percentage of average net assets) attributable to Class Y shares, together with examples of the cumulative effect of such expenses on a hypothetical $1,000 investment for the periods specified assuming (i) a 5% annual return and (ii) redemption at the end of each period.

EVERGREEN U.S. GOVERNMENT FUND

                                          ANNUAL OPERATING
                                              EXPENSES                                                 EXAMPLE
Advisory Fees                                   .50%
                                                             After 1 Year                                $ 7
12b-1 Fees                                        --
                                                             After 3 Years                               $23
Other Expenses                                  .23%
                                                             After 5 Years                               $41
                                                             After 10 Years                              $91
Total                                           .73%



KEYSTONE STRATEGIC INCOME FUND


                                          ANNUAL OPERATING
                                              EXPENSES                                                 EXAMPLE
Advisory Fees                                    .64%
                                                             After 1 Year                                $ 11
12b-1 Fees                                         --
                                                             After 3 Years                               $ 33
Other Expenses                                   .40%
                                                             After 5 Years                               $ 57
                                                             After 10 Years                              $127
Total                                           1.04%



       From time to time, each Fund's investment adviser may, at its discretion, reduce or waive its fees or reimburse the Funds for certain of their expenses in order to reduce their expense ratios. Each Fund's investment adviser may cease these waivers and reimbursements at any time.


       The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Y Class shares of the Funds will bear directly or indirectly. The amounts set forth both in the table and in the examples are based on the experience of EVERGREEN U.S. GOVERNMENT FUND for the ten-month period ended April 30, 1997 and of Keystone Strategic Income Fund for the nine-month period ended April 30, 1997. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of the various costs and expenses borne by the Funds see "Management of the Funds." As a result of asset-based sales charges, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS

       The tables on the following pages present, for each Fund, financial highlights for a share outstanding throughout each period indicated. The information in the tables for the five most recent fiscal periods or the life of a Fund if shorter has been audited by KPMG Peat Marwick LLP, the Funds' independent auditors. The tables appear in the Funds' annual report to shareholders and should be read in conjunction with each Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Funds' annual report to shareholders. The Funds' financial statements, related notes, and independent auditors' report are incorporated by reference into the Funds' Statement of Additional Information.


       Further information about each Fund's performance is contained in the Funds' annual report to shareholders, which may be obtained without charge.


EVERGREEN U.S. GOVERNMENT FUND -- CLASS Y SHARES


                                                                                    SIX                       SEPTEMBER 2, 1993
                                                       TEN MONTHS       YEAR       MONTHS         YEAR        (DATE OF INITIAL
                                                          ENDED        ENDED       ENDED         ENDED        PUBLIC OFFERING)
                                                        APRIL 30,     JUNE 30,    JUNE 30,    DECEMBER 31,           TO
PER SHARE DATA:                                         1997 (D)        1996      1995 (C)        1994        DECEMBER 31, 1993
Net asset value beginning of period.................    $    9.42     $   9.65    $  9.07       $  10.05           $ 10.25
Income from investment operations:
  Net investment income.............................         0.54         0.66       0.34           0.69              0.25
  Net realized and unrealized gain (loss) on
    investments.....................................        (0.03)       (0.23)      0.58          (0.98)            (0.20)
    Total from investment operations................         0.51         0.43       0.92          (0.29)             0.05
Less distributions from net investment income.......        (0.54)       (0.66)     (0.34 )        (0.69)            (0.25)
Net asset value end of period.......................    $    9.39     $   9.42    $  9.65       $   9.07           $ 10.05
TOTAL RETURN (B)....................................         5.52%        4.54%     10.30%         (2.94%)            0.49%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Expenses..........................................         0.73%(a)     0.74%      0.79%(a)       0.71%             0.48%(a)
  Expenses excluding waivers and reimbursements.....         0.73%(a)     0.74%      0.80%(a)       0.75%             0.79%(a)
  Expenses excluding indirectly paid expenses.......         0.73%(a)       --         --             --                --
  Net investment income.............................         6.85%(a)     6.86%      7.31%(a)       7.27%             7.20%(a)
Portfolio turnover rate.............................           12%          23%         0%            19%               39%
Net assets end of period (thousands)................    $ 127,099     $121,569    $16,934       $ 15,595           $14,486





(a) Annualized.


(b) Excluding applicable sales charges.


(c) The Fund changed its fiscal year end from December 31 to June 30.


(d) The Fund changed its fiscal year end from June 30 to April 30 during the current period.


KEYSTONE STRATEGIC INCOME FUND -- CLASS Y SHARES


                                                                                                            JANUARY 13, 1997
                                                                                                              (COMMENCEMENT
                                                                                                                OF CLASS
                                                                                                               OPERATIONS)
                                                                                                                   TO
PER SHARE DATA:                                                                                              APRIL 30, 1997
Net asset value beginning of period.....................................................................         $  7.03
Income from investment operations:
  Net investment income.................................................................................               0
  Net realized and unrealized loss on investments and foreign currency related transactions.............           (0.20)
    Total from investment operations....................................................................           (0.20)
Less distributions from:
  Net investment income.................................................................................           (0.17)
  In excess of net investment income....................................................................           (0.01)
    Total distributions.................................................................................           (0.18)
Net asset value end of period...........................................................................         $  6.65
TOTAL RETURN............................................................................................           (2.87%)
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Expenses..............................................................................................            0.00%(a)
  Expenses excluding indirectly paid expenses...........................................................            0.00%(a)
  Net investment income.................................................................................            0.00%(a)
Portfolio turnover rate.................................................................................              86%
Net assets end of period................................................................................         $     7





(a) Annualized.

                            DESCRIPTION OF THE FUNDS
INVESTMENT OBJECTIVES AND POLICIES

       Each Fund's investment objective is fundamental and may not be changed without shareholder approval.


       In addition to the investment policies detailed below, each Fund may employ certain additional investment strategies which are discussed in "Investment Practices and Restrictions". There can be no assurance that any Fund's investment objective will be achieved.


EVERGREEN U.S. GOVERNMENT FUND


       The investment objective of EVERGREEN U.S. GOVERNMENT FUND is to achieve a high level of current income consistent with stability of principal. The Fund will invest in debt instruments issued or guaranteed by the U.S. government, its agencies, or instrumentalities ("U.S. Government Securities"), and is suitable for conservative investors seeking high current yields plus relative safety. It permits an investor to participate in a portfolio that benefits from active management of a blend of securities and maturities to maximize the opportunities and minimize the risks created by changing interest rates.


       In addition to U.S. Government Securities, the Fund may invest in:

       Securities representing ownership interests in mortgage pools ("mortgage-backed securities"). The yield and maturity characteristics of mortgage-backed securities correspond to those of the underlying mortgages, with interest and principal payments including prepayments (I.E. paying remaining principal before the mortgage's scheduled maturity) passed through to the holder of the mortgage-backed securities. The yield and price of mortgage-backed securities will be affected by prepayments which substantially shorten effective maturities. Thus, during periods of declining interest rates, prepayments may be expected to increase, requiring the Fund to reinvest the proceeds at lower interest rates, making it difficult to effectively lock in high interest rates. Conversely, mortgage-backed securities may experience less pronounced declines in value during periods of rising interest rates.

       Securities representing ownership interests in a pool of assets ("asset-backed securities"), for which automobile and credit card receivables are the most common collateral. Because much of the underlying collateral is unsecured, asset-backed securities are structured to include additional collateral and/or additional credit support to protect against default. The Fund's investment adviser evaluates the strength of each particular issue of asset-backed security, taking into account the structure of the issue and its credit support. (See "Investment Practices and Restrictions, -- Risk Characteristics of Asset-Backed Securities".)


       Collateralized mortgage obligations ("CMOs") issued by single-purpose, stand-alone entities. A CMO is a mortgage-backed security that manages the risk of prepayment by separating mortgage pools into short, medium and long term portions. These portions are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. Similarly, as prepayments are made, the portion of CMO first to mature will be retired prior to its maturity, thus having the same effect as the prepayment of mortgages underlying a mortgage-backed security. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC"), which has certain special tax attributes. The Fund will invest only in CMOs which are rated cAAA by a nationally recognized statistical rating organization and which may be: (a) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (b) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. Government Securities; or (c) securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.


       The Fund may invest up to 20% of its total assets in CMOs and commercial paper which matures in 270 days or less so long as at least two of its ratings are high quality ratings by nationally recognized statistical rating organizations. Such ratings would include A-1 or A-2 by Standard & Poor's Ratings Group ("S&P"), Prime-1 or Prime-2 by Moody's Investor Service ("Moody's"), or F-1 or F-2 by Fitch Investors Service, L.P. and bonds and other debt securities rated Baa or higher by Moody's or BBB or higher by S&P, or which, if unrated, are considered to be of comparable quality by the investment adviser.

       Bonds rated Baa by Moody's or BBB by S&P have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken such bonds' prospects for principal and interest payments than higher rated bonds. However, like the higher rated bonds, these securities are considered to be investment grade. (See the description of the rating categories contained in the Statement of Additional Information.)

KEYSTONE STRATEGIC INCOME FUND


       The investment objective of KEYSTONE STRATEGIC INCOME FUND is high current income from interest on debt securities. Secondarily, the Fund considers potential for growth of capital in selecting securities. The Fund intends to allocate its assets principally between eligible domestic high yield, high risk bonds and debt securities of foreign governments and foreign corporations. In addition, the Fund will, from time to time, allocate a portion of its assets to U.S. government securities. This allocation will be made on the basis of Keystone's assessment of global opportunities for high income. From time to time, the Fund may invest 100% of its assets in U.S. or foreign securities.


       The Fund may invest in:


       Domestic High Yield Bonds. The Fund may invest principally in domestic high yield, high risk bonds, commonly known as "junk bonds." High-yield bonds in which the fund may invest include zero coupon bonds and payment-in-kind securities ("PIKs"), debentures, convertible debentures, fixed, increasing and adjustable rate bonds, stripped bonds, mortgage bonds, mortgage backed securities, corporate notes (including convertible notes) with maturities at the date of issue of at least five years (which may be senior or junior to other bonds), equipment trust certificates, and units consisting of bonds with stock or warrants to buy stock attached. For information about the risks of investing in high-yield bonds, see the section entitled "Investment Practices and Restrictions."


       Foreign Securities. The Fund may invest in debt obligations (which may be denominated in U.S. dollars or in non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank), foreign governments, their agencies and instrumentalities, and debt obligations issued by U.S. corporations denominated in non-U.S. currencies. These debt obligations may include bonds, debentures, notes and short-term obligations.


       U.S. Government Securities. The Fund may invest in U.S. Government Securities, including zero coupon U.S. Treasury securities, mortgage-backed securities and money market instruments.


       While the Fund may invest in securities of any maturity, it is currently expected that the Fund will not invest in securities with maturities of more than 30 years.


Other Eligible Securities


       Under ordinary circumstances, the Fund may also invest a limited portion of its assets in the securities described below. When, in the investment adviser's opinion, market conditions warrant, the Fund may invest up to 100% of its assets for temporary defensive purposes in the money market securities described below. When the Fund is investing for temporary defensive purposes, it is not pursuing its investment objective.


       Equity Securities. The Fund may invest in preferred stocks, including adjustable rate and convertible preferred stocks, common stocks and other equity securities, including convertible securities and warrants, which may be used to create other permissible investments. Such investments must be consistent with the Fund's primary objective of seeking a high level of current income or be acquired as part of a unit combining income and equity securities. In addition, the Fund may invest in limited partnerships, including master limited partnerships.


       Money Market Securities. The Fund may invest in the following types of money market securities: (1) obligations issued or guaranteed by the U.S. government its agencies or instrumentalities of the U.S. government; (2) commercial paper, including master demand notes, that at the date of investment is rated A-1, the highest grade by S&P, Prime-1, the highest grade by Moody's, or, if not rated by such services, is issued by a company that at the date of investment has an outstanding issue rated A or better by S&P or Moody's; (3) obligations, including certificates of deposit and bankers' acceptances, of banks or savings and loan associations having at least $1 billion in assets that are members of the Federal Deposit Insurance Corporation, including U.S. branches of foreign banks and foreign branches of U.S. banks; and (4) obligations of U.S. corporations that at the date of investment are rated A or better by S&P or Moody's.

INVESTMENT PRACTICES AND RESTRICTIONS
Risk Factors. Bond prices move inversely to interest rates, i.e. as interest rates decline the values of the bonds increase, and vice versa. The longer the maturity of a bond, the greater the exposure to market price fluctuations. The same market factors are reflected in the share price or net asset value of bond funds which will vary with interest rates. In addition, certain of the obligations in which each Fund may invest may be variable or floating rate instruments, which may involve a conditional or unconditional demand feature, and may include variable amount master demand notes. While these types of instruments may, to a certain degree, offset the risk to principal associated with rising interest rates, they would not be expected to appreciate in a falling interest rate environment.

Defensive Investments. The Funds may invest without limitation in high quality money market instruments, such as notes, certificates of deposit or bankers' acceptances, or U.S. government securities if, in the opinion of each Fund's investment adviser, market conditions warrant a temporary defensive investment strategy.

Downgrades. If any security invested in by any of the Funds loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

Repurchase Agreements. The Funds may invest in repurchase agreements. A repurchase agreement is an agreement by which a Fund purchases a security (usually U.S. Government Securities) for cash and obtains a simultaneous commitment from the seller (usually a bank or broker/dealer) to repurchase the security at an agreed-upon price and specified future date. The repurchase price reflects an agreed-upon interest rate for the time period of the agreement. The Funds' risk is the inability of the seller to pay the agreed-upon price on the delivery date. However, this risk is tempered by the ability of the Fund to sell the security in the open market in the case of a default. In such a case, a Fund may incur costs in disposing of the security which would increase Fund expenses. The Funds' investment adviser will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.


When-Issued and Delayed Delivery Transactions. The Funds may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, a Fund may pay more or less than the market value of the securities on the settlement date. The Funds may dispose of a commitment prior to settlement if the investment adviser deems it appropriate to do so. In addition, the Funds may enter into transactions to sell their purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.


Lending of Portfolio Securities. In order to generate additional income, the Funds may lend portfolio securities on a short-term or long-term basis to broker/dealers, banks, or other institutional borrowers of securities. The Funds will only enter into loan arrangements with creditworthy borrowers and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned. As a matter of fundamental investment policy which cannot be changed without shareholder approval, the Funds will not lend any of their assets except portfolio securities up to 15% (in the case of KEYSTONE STRATEGIC INCOME FUND) or one-third (in the case of EVERGREEN U.S. GOVERNMENT FUND) of the value of their total assets. There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.


Options and Futures. The Funds may engage in options and futures transactions. Options and futures transactions are intended to enable a Fund to manage market, interest rate or exchange rate risk, and the Funds do not use these transactions for speculation or leverage.


       The Funds may attempt to hedge all or a portion of their portfolios through the purchase of both put and call options on their portfolio securities and listed put options on financial futures contracts for portfolio securities. KEYSTONE STRATEGIC INCOME FUND may also purchase call options on financial futures contracts. The Funds may also write covered call options on their portfolio securities to attempt to increase their current income. The Funds will maintain their positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series.

       The Funds may write (i.e., sell) covered call and put options. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. The Funds also may write straddles (combinations of covered puts and calls on the same underlying security). The Funds may only write "covered" options. This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. A Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

       The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Funds receive a premium from writing a call or put option which they retain whether or not the option is exercised. By writing a call option, the Funds might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Funds might become obligated to purchase the underlying securities for more than their current market price upon exercise.
       A futures contract is a firm commitment by two parties: the seller, who agrees to make delivery of the specific type of instrument called for in the contract ("going short"), and the buyer, who agrees to take delivery of the instrument ("going long") at a certain time in the future. Financial futures contracts call for the delivery of particular debt instruments issued or guaranteed by the U.S. Treasury or by specified agencies or instrumentalities of the U.S. government. If a Fund would enter into financial futures contracts directly to hedge its holdings of fixed income securities, it would enter into contracts to deliver securities at an undetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. A Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

       The Funds may also enter into currency and other financial futures contracts and write options on such contracts. The Funds intend to enter into such contracts and related options for hedging purposes. The Funds will enter into futures on securities, currencies, or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities or currencies is an agreement to buy or sell securities or currencies during a designated month at whatever price exists at that time. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Funds do not make payment or deliver securities upon entering into a futures contract. Instead, they put down a margin deposit, which is adjusted to reflect changes in the value of the contract and which remains in effect until the contract is terminated.


       The Funds may sell or purchase currency and other financial futures contracts. When a futures contract is sold by a Fund, the profit on the contract will tend to rise when the value of the underlying securities or currencies declines and to fall when the value of such securities or currencies increases. Thus, the Funds sell futures contracts in order to offset a possible decline in the profit on their securities or currencies. If a futures contract is purchased by a Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies increases and to fall when the value of such securities or currencies declines.


       The Funds may enter into closing purchase and sale transactions in order to terminate a futures contract and may buy or sell put and call options for the purpose of closing out their options positions. The Funds' ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Funds will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case the Funds would continue to bear market risk on the transaction.


Risk Characteristics of Options and Futures. Although options and futures transactions are intended to enable the Funds to manage market, exchange, or interest rate risks, these investment devices can be highly volatile, and the Funds' use of them can result in poorer performance (i.e., the Funds' returns may be reduced). A Fund's attempt to use such investment devices for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. When the Funds use financial futures contracts and options on financial futures contracts as hedging devices, there is a risk that the prices of the securities subject to the financial futures contracts and options on financial futures contracts may not correlate perfectly with the prices of the securities in the Funds' portfolios. This may cause the financial futures contract and any related options to react to market changes differently than the portfolio securities. In addition, each Fund's investment adviser could be incorrect in its expectations and forecasts about the direction or extent of market factors, such as interest rates, securities price movements, and other economic factors. Even if each Fund's investment adviser correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of a Fund's futures position did not correspond to changes in the value of its investments. In these events, the Funds may lose money on the financial futures contracts or the options on financial futures contracts. It is not certain that a secondary market for positions in financial futures contracts or for options on financial futures contracts will exist at all times. Although each Fund's investment adviser will consider liquidity before entering into financial futures contracts or options on financial futures contracts transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular financial futures contract or option on a financial futures contract at any particular time. The Funds' ability to establish and close out financial futures contracts and options on financial futures contract positions depends on this secondary market. If a Fund is unable to close out its position due to disruptions in the market or lack of liquidity, the Fund may lose money on the futures contract or option, and the losses to the Fund could be significant.


Zero-Coupon and Stripped Securities. The Funds may invest in zero-coupon and stripped securities. Zero-coupon securities in which the Funds may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of the Funds may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

       Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment banking firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.
       In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities". Under the STRIPS program, the Funds will be able to have their beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidence of ownership of the underlying U.S. Treasury securities.
       When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Foreign Investments. KEYSTONE STRATEGIC INCOME FUND may invest in foreign securities, which may involve additional risks. Specifically, they may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Accounting procedures and government supervision may be less stringent than those applicable to U.S. companies. There may be less publicly available information about a foreign company than about a U.S. company. Foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Foreign securities may be subject to foreign taxes, which may reduce yield, and may be less marketable than comparable U.S. securities. All these factors are considered by each Fund's investment adviser before making any of these types of investments.


Risk Characteristics of Asset-Backed Securities. The Funds may invest in asset-backed securities. Asset-backed securities are created by the grouping of certain governmental, government-related and private loans, receivables and other lender assets into pools. Interests in these pools are sold as individual securities. Payments from the asset pools may be divided into several different tranches of debt securities, with some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.


       Because the loans held in the asset pool often may be prepaid without penalty or premium, asset-backed securities and mortgage backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment risks on mortgage securities tend to increase during periods of declining mortgage interest rates, because many borrowers refinance their mortgages to take advantage of the more favorable rates. Depending upon market conditions, the yield that the Funds receive from the reinvestment of such prepayments, or any scheduled principal payments, may be lower than the yield on the original mortgage security. As a consequence, mortgage securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity and may also have less potential for capital appreciation. For certain types of asset pools, such as CMOs, prepayments may be allocated to one tranche of securities ahead of other tranches, in order to reduce the risk of prepayment for the other tranches.


       Prepayments may result in a capital loss to the Funds to the extent that the prepaid mortgage securities were purchased at a market premium over their stated amount. Conversely, the prepayment of mortgage securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Funds which would be taxed as ordinary income when distributed to the shareholders. The credit characteristics of asset-backed securities also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.


Risk Characteristics of High Yield Bonds. KEYSTONE STRATEGIC INCOME FUND may invest in high yield bonds. While investment in high yield bonds provides opportunities to maximize return over time, investors should be aware of the following risks associated with high yield bonds:


       (1) High yield bonds are rated below investment grade, i.e., BB or lower by S&P or Ba or lower by Moody's. Securities so rated are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.


       (2) The lower ratings of these securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by specific corporate developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.


       (3) Their value may be more susceptible to real or perceived adverse economic, company or industry conditions and publicity than is the case for higher quality securities.


       (4) Their value, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of below-investment grade bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to adverse or positive economic changes or individual corporate developments.


       (5) The secondary market for such securities may be less liquid at certain times than the secondary market for higher quality debt securities, which may adversely effect (i) the market price of the security, (ii) the

Fund's ability to dispose of particular issues and (iii) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.


       (6) Zero coupon bonds and PIKs involve additional special considerations. For example, zero coupon bonds pay no interest to holders prior to maturity of interest. PIKs are debt obligations that provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater fluctuation in value due to changes in interest rates than debt obligations that pay interest currently. Even though these investments do not pay current interest in cash, the Fund is, nonetheless, required by tax laws to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate investments in order to fulfill its intention to distribute substantially all of its net income as dividends. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result.


       The generous income sought by the Fund is ordinarily associated with securities in the lower rating categories of the recognized rating agencies or with securities that are unrated. Such securities are generally rated BB or lower by S&P or Ba or lower by Moody's. The Fund may invest in securites that are rated as low as D by S&P or C- by Moody's. The Fund may also invest in unrated securities that, in the investment adviser's judgment, offer comparable yields and risks as securities that are rated. It is possible for securities rated D or C-, respectively, to have defaulted on payments of principal and/or interest at the time of investment. The Statement of Additional Information describes these rating categories. The Fund intends to invest in D rated debt only in cases when, in the investment adviser's judgment, there is a distinct prospect of improvement in the issuer's financial position as a result of the completion of reorganization or otherwise.


       The investment adviser considers the ratings of S&P and Moody's assigned to various securities, but does not rely solely on these ratings because (1) S&P and Moody's assigned ratings are based largely on historical financial data and may not accurately reflect the current financial outlook of companies; and (2) there can be large differences among the current financial conditions of issuers within the same category.


       The following table shows the weighted average percentages of the Fund's assets invested at the end of each month during the nine-month fiscal period ended April 30, 1997 in securities assigned to the various rating categories and in unrated securities determined by the investment adviser to be of comparable quality. The rated asset percentages shown have received equivalent ratings from S&P and Moody's except where ratings are "split," i.e., different between S&P and Moody's. In such instances, the higher of the two ratings is shown and the lower rating is no more than one grade below the higher one. For the purposes of the table, only the S&P rating system is used. Since the percentages in this table are based on month-end averages throughout the fiscal period, they do not reflect the Fund's holdings at any one point in time. The percentages in each category may be higher or lower on any day than those shown in the table below.


                                                                *UNRATED SECURITIES
                                                                   OF COMPARABLE
                                            RATED SECURITIES        QUALITY AS
                                            AS PERCENTAGE OF       PERCENTAGE OF
RATING                                       FUND'S ASSETS         FUND'S ASSETS
AAA                                                24.93%                0.00%
AA                                                 10.72%                0.00%
A                                                   3.06%                0.00%
BBB                                                 0.11%                0.00%
BBB split                                           0.45%                 N/A
BB                                                  8.97%                0.39%
BB split                                           11.18%                 N/A
B                                                  21.63%                5.82%
B split                                             0.36%                 N/A
CCC                                                 0.00%                0.01%
D                                                   0.00%                1.03%
Unrated*                                            7.25%
U.S. Governments,
  equities and others                              11.34%
     TOTAL                                        100.00%

       Since the Fund takes an aggressive approach to investing, the investment adviser attempts to maximize the return by controlling risk through diversification, credit analysis, review of sector and industry trends, interest rate forecasts and economic analysis. The investment adviser's analysis of securities focuses on factors such as interest or dividend coverage, asset values, earning prospects and the quality of management of the company. In making investment recommendations, the investment adviser also considers current income, potential for capital appreciation, maturity structure, quality guidelines, coupon structure, average yield, yield to maturity and the percentage of zero coupon bonds, PIKs and non-accruing items in the Fund's portfolio.


       Income and yields on high yield, high risk securities, as on all securities, will fluctuate over time.

Borrowing. As a matter of fundamental policy, the Funds may not borrow money except as a temporary measure to facilitate redemption requests or for extraordinary or emergency purposes. The proceeds from borrowings may be used to facilitate redemption requests which might otherwise require the untimely disposition of portfolio securities. The specific limits applicable to borrowing by each Fund are set forth in the Statement of Additional Information. Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice.
                            MANAGEMENT OF THE FUNDS
INVESTMENT ADVISERS

       The management of each Fund is supervised by the Trustees of the Trust under which the Fund has been established ("Trustees"). The Capital Management Group ("CMG") of First Union National Bank ("FUNB") serves as investment adviser to EVERGREEN U.S. GOVERNMENT FUND. FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the United States.


        Keystone Investment Management Company ("Keystone") has been retained by KEYSTONE STRATEGIC INCOME FUND to serve as investment adviser. Keystone has provided investment advisory and management services to investment companies and private accounts since it was organized in 1932. Keystone is a subsidiary of FUNB.


       First Union is headquartered in Charlotte, North Carolina, and had $143 billion in consolidated assets as of June 30, 1997. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. CMG, Keystone and Evergreen Asset Management Corporation ("Evergreen Asset"), a wholly owned subsidiary of FUNB, manage or otherwise oversee the investment of over $66 billion in assets as of June 30, 1997, belonging to a wide range of clients, including the Evergreen Keystone Funds. First Union Brokerage Services, Inc. ("FUBS"), a wholly-owned subsidiary of FUNB, is a registered broker-dealer that is principally engaged in providing retail brokerage services consistent with its federal banking authorizations. First Union Capital Markets Corp., a wholly-owned subsidiary of First Union, is a registered broker-dealer principally engaged in providing, consistent with its federal banking authorizations, private placement, securities dealing, and underwriting services.


       CMG manages investments and supervises the daily business affairs of EVERGREEN U.S. GOVERNMENT FUND and, as compensation therefor, is entitled to receive an annual fee equal to 0.50 of 1% of the Fund's average daily net assets.


       Keystone acts as investment adviser to KEYSTONE STRATEGIC INCOME FUND and manages the Fund's investments, provides various administrative services and supervises the Fund's daily business affairs, subject to the authority of the Trustees. As payment for its services, Keystone is entitled to receive from KEYSTONE STRATEGIC INCOME FUND a fee, calculated on an annual basis, equal to 2.0% of gross dividend and interest income of the Fund plus 0.50% of the first $100,000,000 of the aggregate net asset value of the shares of the Fund, plus 0.45% of the next $100,000,000, plus 0.40% of the next $100,000,000, plus 0.35%
of the next $100,000,000, plus 0.30% of the next $100,000,000, plus 0.25% of amounts over $500,000,000, computed as of the close of business each business day and paid monthly.

       The total annualized operating expenses of each Fund for the fiscal period ended April 30, 1997, expressed as a percentage of average net assets on an annual basis, are set forth in the section entitled "Financial Highlights". Such expenses reflect all voluntary expense reimbursements which may be revised or terminated at any time.

PORTFOLIO MANAGERS

       Rollin C. Williams, a Vice President of FUNB, has been the Portfolio Manager of EVERGREEN U.S. GOVERNMENT FUND since its inception in 1992. Mr. Williams, who has over 28 years investment management experience, was Head of Fixed Income Investments at Dominion Trust Company from 1988 until its acquisition by First Union.


       The Portfolio Manager of KEYSTONE STRATEGIC INCOME FUND is Prescott B. Crocker. Mr. Crocker is a Senior Vice President, Senior Portfolio Manager and Head of the High Yield Bond Team at Keystone. Mr. Crocker joined Keystone in 1997 and initially served as the manager of the domestic high yield bond portion of the Fund's portfolio. From 1993 until he joined Keystone, Mr. Crocker held various positions at Boston Security Counsellors, including President and Chief Investment Officer, and was Managing Director and Portfolio Manager at Northstar Investment Management. Mr. Crocker has 25 years of experience in fixed income investment management.


ADMINISTRATOR


       Evergreen Keystone Investment Services, Inc. ("EKIS") serves as administrator to EVERGREEN U.S. GOVERNMENT FUND, subject to the supervision and control of the Trustees of the Evergreen Investment Trust. As administrator EKIS provides facilities, equipment and personnel to the EVERGREEN U.S. GOVERNMENT FUND and is entitled to receive an administration fee from the Fund based on the aggregate average daily net assets of all the mutual funds for which CMG, Evergreen Asset or Keystone serve as investment adviser, calculated in accordance with the following schedule:


Administration Fee
      0.050%            on the first $7 billion
      0.035%            on the next $3 billion
      0.030%            on the next $5 billion
      0.020%            on the next $10 billion
      0.015%            on the next $5 billion
      0.010%            on assets in excess of $30 billion





       EKIS also provides facilities, equipment and personnel to KEYSTONE STRATEGIC INCOME FUND on behalf of the Fund's investment adviser.


SUB-ADMINISTRATOR


       BISYS Fund Services, Inc. ("BISYS"), an affiliate of Evergreen Keystone Distributor, Inc. ("EKD"), distributor for the Evergreen Keystone Funds, serves as sub-administrator to the Funds and is entitled to receive a fee based on the aggregate average daily net assets of all the mutual funds for which CMG, Evergreen Asset or Keystone serve as investment adviser, calculated in accordance with the following schedule:


Sub-Administration Fee
0.0100%                     on the first $7 billion
0.0075%                     on the next $3 billion
0.0050%                     on the next $15 billion
0.0040%                     on assets in excess of $25 billion





       The total assets of the mutual funds for which FUNB affiliates serve as investment advisers were approximately $30.5 billion as of June 30, 1997.

                       PURCHASE AND REDEMPTION OF SHARES


HOW TO BUY SHARES


       Class Y shares are offered at net asset value without a front-end sales charge or a contingent deferred sales load. Class Y shares are only offered to
(i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset, (ii) certain institutional investors and (iii) investment advisory clients of CMG, Evergreen Asset, Keystone or their affiliates.


       Eligible investors may purchase Class Y shares of any of the Funds through broker-dealers, banks or other financial intermediaries, or directly through EKD. In addition, you may purchase Class Y shares of any of the Funds by mailing to that Fund, c/o Evergreen Keystone Service Company ("EKSC"), P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed Application and a check payable to the Fund. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed Application. The minimum initial investment is $1,000, which may be waived in certain situations. Subsequent investments in any amount may be made by check, by wiring federal funds, by direct deposit or by an electronic funds transfer.


       There is no minimum amount for subsequent investments. Investments of $25 or more are allowed under the Systematic Investment Plan. See the Application for more information. Only Class Y shares are offered through this Prospectus (see "General Information" -- "Other Classes of Shares").


How the Funds Value their Shares. The net asset value of each Class of shares of a Fund is calculated by dividing the value of the amount of the Fund's net assets attributable to that Class by the number of outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as a Fund's Trustees believe would accurately reflect fair value. Non-dollar denominated securities will be valued as of the close of the Exchange at the closing price of such securities in their principal trading markets.


Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or the Fund's investment adviser incurs. If such investor is an existing shareholder, a Fund may redeem shares from an investor's account to reimburse the Fund or its investment adviser for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen Keystone Funds. The Funds will not accept third party checks other than those payable directly to a shareholder whose account has been in existence at least thirty days.


HOW TO REDEEM SHARES


       You may "redeem" (i.e., sell) your Class Y shares in a Fund to the Fund for cash, (at the net redemption value) on any day the Exchange is open, either directly by writing to the Fund, c/o EKSC, or through your financial intermediary. The amount you will receive is the net asset value adjusted for fractions of a cent next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, a Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to 15 days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.


Redeeming Shares Through Your Financial Intermediary. A Fund must receive instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (Eastern time).


Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to the Fund, c/o EKSC; the registrar, transfer agent and dividend-disbursing agent for each Fund. Stock power forms are available from your financial intermediary, EKSC, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $50,000. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. Each Fund and EKSC reserve the right to withdraw this waiver at any time. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable under the Securities Exchange Act of 1934 and EKSC's policies.


       Shareholders may withdraw amounts of $1,000 or more (up to $50,000) from their accounts by calling the telephone number on the front page of this Prospectus between the hours of 8:00 a.m. and 5:30 p.m.(Eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or EKSCs offices are closed). The Exchange is closed on New Years Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Redemption requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth herein. The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must complete the appropriate sections on the Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in a Fund at a designated commercial bank.


       In order to insure that instructions received by EKSC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days. Each Fund reserves the right at any time to terminate, suspend, or change the terms of any redemption method described in this Prospectus, except redemption by mail, and to impose fees.


       Except as otherwise noted, the Funds, EKSC, and EKD will not assume responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Evergreen Keystone Express Line, or by telephone. EKSC will employ reasonable procedures to confirm that instructions received over the Evergreen Keystone Express Line or by telephone are genuine. The Funds, EKSC, and EKD will not be liable when following instructions received over the Evergreen Keystone Express Line or by telephone that EKSC reasonably believes are genuine.


Evergreen Keystone Express Line. The Evergreen Keystone Express Line offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access the Evergreen Keystone Express Line by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.


General. The sale of shares is a taxable transaction for federal income tax purposes. The Funds may temporarily suspend the right to redeem their shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Funds cannot dispose of their investments or fairly determine their value; or (4) the Securities and Exchange Commission ("SEC") so orders. The Funds reserve the right to close an account that through redemption has fallen below $1,000 and has remained so for thirty days. Shareholders will receive sixty days' written notice to increase the account value to at least $1,000 before the account is closed. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund's total net assets, during any ninety day period for any one shareholder.

EXCHANGE PRIVILEGE


How to Exchange Shares. You may exchange some or all of your Class Y shares for shares of the same Class in the other Evergreen Keystone funds through your financial intermediary, by calling or writing to EKSC or by using the Evergreen Keystone Express Line as described above. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset values of the shares exchanged next determined after an exchange request is received. An exchange which represents an initial investment in another Evergreen Keystone fund is subject to the minimum investment and suitability requirements of each Fund.


       Each of the Evergreen Keystone funds has different investment objectives and policies. For complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange order must comply with the requirement for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange is treated for federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. This exchange privilege may be modified or discontinued at any time by the Fund upon sixty days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.


Exchanges Through Your Financial Intermediary. A Fund must receive exchange instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.


Exchanges By Telephone And Mail. Exchange requests received by a Fund after 4:00 p.m. (Eastern time) will be processed using the net asset value determined at the close of the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach EKSC by telephone. If you wish to use the telephone exchange service you should indicate this on the Application. As noted above, each Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or EKSC if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares"; however, no signature guarantee is required.


SHAREHOLDER SERVICES


       The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary, EKSC or call the toll-free number on the front page of this Prospectus. Some services are described in more detail in the Application.


Systematic Investment Plan. Under a Systematic Investment Plan, you may invest as little as $25 per month to purchase shares of a Fund with no minimum initial investment required.


Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 4:00 p.m. (Eastern time) will be credited to a shareholder's account the day the request is received. Shares purchased under the Systematic Investment Plan or Telephone Investment Plan may not be redeemed for ten days from the date of investment.


Systematic Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Systematic Withdrawal Plan by filling out the appropriate part of the Application. Under this Plan, you may receive (or designate a third party to receive) a monthly or quarterly fixed-withdrawal payment in a stated amount of at least $75 and may be as much as 1.0% per month or 3.0% per quarter of the total net asset value of the Fund shares in your account when the Plan was opened. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically.


Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested.


Dollar Cost Averaging. Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Evergreen Keystone fund. This results in more shares being purchased when the selected Fund's net asset value is relatively low and fewer shares being purchased when the Fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.


       Prior to participating in dollar cost averaging, you must establish an account in an Evergreen Keystone fund. You should designate on the Application
(i) the dollar amount of each monthly or quarterly investment you wish to make, and (ii) the Fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.


Two Dimensional Investing. You may elect to have income and capital gains distributions from any Class Y Evergreen Keystone fund shares you own automatically invested to purchase the same class of shares of any other Evergreen Keystone fund. You may select this service on your Application and indicate the Evergreen Keystone fund(s) into which distributions are to be invested.


Tax Sheltered Retirement Plans. The Funds have various retirement plans available to eligible investors, including Individual Retirement Accounts
(IRAs); Rollover IRAs; Simplified Employee Pension Plans (SEPs); Salary Incentive Match Plan for Employees (SIMPLEs); Tax Sheltered Annuity Plans; 403(b)(7) Plans; 401(k) Plans; Keogh Plans; Profit-Sharing Plans; Pension and Target Benefit and Money Purchase Plans. For details, including fees and application forms, call toll free 1-800-247-4075 or write to EKSC.

EFFECT OF BANKING LAWS

       The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. Keystone and CMG are subject to and in compliance with the aforementioned laws and regulations.


       Changes to applicable laws and regulations or future judicial or administrative decisions could result in CMG or Keystone being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of a Fund by its customers. If CMG or Keystone were prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.

                               OTHER INFORMATION
DIVIDENDS, DISTRIBUTIONS AND TAXES

        For each Fund, net income dividends, if any, are declared daily and paid monthly. Distributions of any net realized capital gains of the Funds will be made annually or more frequently. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January that were declared in the previous calendar quarter will be treated as paid in December of the previous year. Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution at the net asset value per share at the close of business on the record date, unless the shareholder has made a written request for payment in cash.


       Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, it is expected that each Fund will not be required to pay any Federal income taxes on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements. Most shareholders of the Funds normally will have to pay Federal income taxes and any state or local taxes on the dividends and distributions they receive from a Fund whether such dividends and distributions are made in cash or in additional shares. Questions on how any distributions will be taxed to the investor should be directed to the investor's own tax adviser.

       Following the end of each calendar year, every shareholder of the Funds will be sent applicable tax information and information regarding the dividends and capital gain distributions made during the calendar year.

       A Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund who are subject to United States Federal income tax may be entitled, subject to certain rules and limitations, to claim a Federal income tax credit or deduction for foreign income taxes paid by a Fund. See the Statement of Additional Information for additional details. A Fund's transactions in options, futures and forward contracts may be subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

       Each Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions, if any, and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, you must certify on the Application, or on a separate form supplied by State Street, that your social security or taxpayer identification number is correct and that you are not currently subject to backup withholding or are exempt from backup withholding.

       The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, you should also review the discussion of "Additional Tax Information" contained in the Statement of Additional Information. In addition, you should consult your own tax adviser as to the tax consequences of investments in the Funds, including the application of state and local taxes which may be different from Federal income tax consequences described above.
GENERAL INFORMATION

Portfolio Transactions. Consistent with the Rules of Conduct of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.


Organization. EVERGREEN U.S. GOVERNMENT FUND is a separate investment series of Evergreen Investment Trust (formerly First Union Funds), which is a Massachusetts business trust organized in 1984. KEYSTONE STRATEGIC INCOME FUND is a Massachusetts business trust organized in 1986. The Funds do not intend to hold annual shareholder meetings; shareholder meetings will be held only when required by applicable law. Shareholders have available certain procedures for the removal of Trustees.


       A shareholder in each Class of a Fund will be entitled to his or her share of all dividends and distributions from a Fund's assets, based upon the relative value of such shares to those of other Classes of the Fund, and, upon redeeming shares, will receive the then current net asset value of the Class of shares of the Fund represented by the redeemed shares less any applicable contingent deferred sales charge. Each Trust named above is empowered to establish, without shareholder approval, additional investment series, which may have different investment objectives, and additional Classes of shares for any existing or future series. If an additional series or Class were established in a Fund, each share of the series or Class would normally be entitled to one vote for all purposes. Generally, shares of each series and Class would vote together as a single Class on matters, such as the election of Trustees, that affect each series and Class in substantially the same manner. Class A, Class B, Class C and Class Y shares have identical voting, dividend, liquidation and other rights, except that each Class bears, to the extent applicable, its own distribution and transfer agency expenses as well as any other expenses applicable only to a specific Class. Each Class of shares votes separately with respect to Rule 12b-1 distribution plans and other matters for which separate Class voting is appropriate under applicable law. Shares are entitled to dividends as determined by the Trustees and, in liquidation of a Fund, are entitled to receive the net assets of the Fund.

Custodian. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as each Fund's custodian.


Registrar, Transfer Agent and Dividend-Disbursing Agent. Evergreen Keystone Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121 serves as each Fund's registrar, transfer agent and dividend-disbursing agent.


Principal Underwriter. EKD, an affiliate of BISYS, is located at 125 W. 55th Street, New York, New York 10019, and is the principal underwriter of the Funds. BISYS also acts as sub-administrator to the Funds and provides personnel to serve as officers of the Funds.


Other Classes of Shares. Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, and may in the future offer additional classes. Class Y shares are the only class of shares offered by this Prospectus and are only available to (i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset, (ii) certain institutional investors and (iii) investment advisory clients of CMG, Evergreen Asset, Keystone or their affiliates. The dividends payable with respect to Class A, Class B and Class C shares will be less than those payable with respect to Class Y shares due to the distribution and shareholder servicing-related expenses borne by Class A, Class B and Class C shares and the fact that such expenses are not borne by Class Y shares.


Performance Information. From time to time, the Funds may quote their "total return" or "yield" for a specified period in advertisements, reports or other communications to shareholders. Total return and yield are computed separately for Class A, Class B, Class C and Class Y shares. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases of a Fund's shares are assumed to have been paid. Yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. The Fund's yield is calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield accounting methods differ from the method used for other accounting purposes, the Fund's yield may not equal its distribution rate, the income paid to your account or the net investment income reported in the Fund's financial statements. To calculate yield, the Fund takes the interest and dividend income it earned from its portfolio of investments (as defined by the SEC formula) for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities.


       Performance data for each Class of shares will be included in any advertisement or sales literature using performance data of a Fund. These advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices. A Fund may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest twelve month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be indicative of future results.


       In marketing a Fund's shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profile; and an action plan offering investment alternatives. The information provided to investors may also include discussions of other Evergreen Keystone funds, products, and services, which may include: retirement investing; brokerage products and services; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

The materials may also reprint, and use as advertising and sales literature, articles from EVERGREEN KEYSTONE EVENTS, a quarterly magazine provided free of charge to Evergreen Keystone fund shareholders.


Liability Under Massachusetts Law. Under Massachusetts law, Trustees and shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Declaration of Trust under which each Fund operates provide that no Trustee or shareholder will be personally liable for the obligations of the Trust and that every written contract made by the Trust contain a provision to that effect. If any Trustee or shareholder were required to pay any liability of the Trust, that person would be entitled to reimbursement from the general assets of the Trust.

Additional Information. This Prospectus and the Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the Securities Act of 1933, as amended. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.
                                       20

  INVESTMENT ADVISERS
  Capital Management Group of First Union National Bank, 210 South College Street, Charlotte, North Carolina, 28228
      EVERGREEN U.S. GOVERNMENT FUND


  Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts 02116-5034
      KEYSTONE STRATEGIC INCOME FUND


  CUSTODIAN
  State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827


  TRANSFER AGENT
  Evergreen Keystone Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121


  LEGAL COUNSEL
  Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C.
  20036


  INDEPENDENT AUDITORS
  KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110


  DISTRIBUTOR
  Evergreen Keystone Distributor, Inc., 125 W. 55th Street, New York, New York 10019


                                                                     541292

                         EVERGREEN U.S. GOVERNMENT FUND

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                     EVERGREEN KEYSTONE LONG TERM BOND FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION
                                SEPTEMBER 1, 1997


Evergreen U.S. Government Fund ("U.S. Government")

Keystone Strategic Income Fund ("Strategic Income")

         This Statement of Additional Information pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the Prospectus dated September 1, 1997 for the Fund in which you are making or contemplating an investment. The Evergreen Keystone Long Term Bond Funds are offered through two separate Prospectuses: one offering Class A, Class B and Class C shares of U.S. Government and Strategic Income, and a separate prospectus offering Class Y shares of each Fund.


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------

Investment Objectives and Policies .......................................2

Investment Restrictions..................................................10

Certain Risk Considerations..............................................14

Management...............................................................14

Trustees ................................................................15

Investment Advisers......................................................22

Distribution Plans and Agreements........................................25

Allocation of Brokerage..................................................28

Additional Tax Information...............................................29

Net Asset Value..........................................................31

Purchase of Shares.......................................................32

General Information about the Funds......................................41

Performance Information..................................................43

General  ................................................................45

Financial Statements.....................................................46

Appendix "A".............................................................47







                                                       21072

--------------------------------------------------------------------------------

                       INVESTMENT OBJECTIVES AND POLICIES
    (See also "Description of the Funds Investment Objectives and Policies"
                           in the Funds' Prospectus)

--------------------------------------------------------------------------------


         The investment objective of each Fund and a description of the securities in which each Fund may invest is set forth under "Description of the Funds- Investment Objectives and Policies" in the relevant Prospectus. The investment objectives of each Fund are fundamental and cannot be changed without the approval of shareholders. The following expands the discussion in the Prospectus regarding certain investments of each Fund.

Types of Investments

U.S. Government Obligations (Both Funds)

         The types of U.S. Government obligations in which the Funds may invest generally include obligations issued or guaranteed by U.S. Government agencies or instrumentalities.

These securities are backed by:

     (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities; or

     (2) the credit of the agency or instrumentality issuing the obligations. Examples of agencies and instrumentalities that may not always receive financial support from the U.S.
       Government are:

         (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

        (ii)   Farmers Home Administration;

        (iii)  Federal Home Loan Banks;

        (iv)   Federal Home Loan Mortgage Corporation;

        (v)    Federal National Mortgage Association;

        (vi)   Government National Mortgage Association; and

        (vii)  Student Loan Marketing Association

GNMA Securities. The Funds may invest in securities issued by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation, which guarantees the timely payment of principal and interest, but not premiums paid to purchase these instruments. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary

                                                       21072
                                                         2
widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

Mortgage-Backed or Asset-Backed Securities. The Funds may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

        REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

        In addition to mortgage-backed securities, the Funds may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

        Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the rated asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for

                                                       21072
                                                         3
the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

        In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the Adviser (as herein after defined) considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Restricted and Illiquid Securities (Both Funds)

        The ability of the Board of Trustees of either Fund to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule. The Funds believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under the Rule) for determination by the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

     (i)  the frequency of trades and quotes for the security;

     (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers;

    (iii) dealer undertakings to make a market in the security; and

     (iv) the nature of the security and the nature of the marketplace trades.


Variable or Floating Rate Instruments (Both Funds)

        Certain of the investments may include variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of each Fund's Adviser, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for each Fund. The Adviser will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.



                                                       21072
                                                         4

When-Issued and Delayed Delivery Securities (Both Funds)

        The Funds may enter into securities transactions on a when-issued basis. These transactions involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within a month or more after the date of commitment to purchase. The Funds will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

         Segregated accounts will be established with the custodian, and the Funds will maintain liquid assets in an amount at least equal in value to a Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. U.S. Government does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause segregation of more than 20% of the total value of its assets. Strategic Income does not intend to invest more than 5% of its assets in when-issued or delayed delivery transactions.

Lending of Portfolio Securities (Both Funds)

        The Funds may lend securities pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities, as collateral equal at all times to 100% of the market value of the securities lent. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. Any loan may be terminated by either party upon reasonable notice to the other party. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for U.S. Government exceeds one-third of the value of a Fund's total assets taken at fair market value. Loans of securities by Strategic Income are limited to 15% of its total assets.

Reverse Repurchase Agreements (Both Funds)

        As described herein, the Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated

                                                       21072
                                                         5
date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

        The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

        When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Options and Futures Transactions (Both Funds)

        The Funds may purchase put and call options on financial futures contracts. With regard to U.S. Government, such options must be listed. The Funds may buy and sell financial futures contracts and options on financial futures contracts and may buy and sell put and call options. With regard to U.S. Government, such options must be on U.S. Government securities. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at an undetermined price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

       A Fund may purchase put and call options on futures to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the put option will increase in value. In such an event, a Fund will normally close out its option by selling an identical put option. If the hedge is successful, the proceeds received by the Fund upon the sale of the put option plus the realized decrease in value of the hedged securities.

        Alternately, a Fund may exercise its put option to close out the position. To do so, it would enter into a futures contract of the type underlying the option. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and the premium paid for the contract will be lost.

Purchasing Options (Both Funds)

        The Funds may purchase both put and call options on their portfolio securities. These options will be used as a hedge to attempt to protect securities which a Fund holds or will be purchasing against decreases or increases in value. A Fund may purchase call and put options for the purpose of offsetting previously written call and put options of the same series. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

        The Funds intend to purchase put and call options on currency and other financial futures contracts for hedging purposes. A put option purchased by a Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by a Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires a Fund to pay a premium. In exchange for the premium, a Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action

                                                       21072
                                                         6
under the contract. If the option cannot be exercised profitably before it expires, a Fund's loss will be limited to the amount of the premium and any transaction costs.

        U.S. Government currently does not intend to invest more than 5% of its net assets in options transactions. Strategic Income will not purchase a put or call option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options.

        U.S. Government may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the purchase of such futures contracts is unleveraged.

Purchasing Call Options on Financial Futures Contracts

         An additional way in which the Funds may hedge against decreases in market interest rates is to buy a listed call option on a financial futures contract for U.S. Government securities. When a Fund purchases a call option on a futures contract, it is purchasing the right (not the obligation) to assume a long futures position (buy a futures contract) at a fixed price at any time during the life of the option. As market interest rates fall, the value of the underlying futures contract will normally increase, resulting in an increase in value of a Fund's option position. When the market price of the underlying futures contract increases above the strike price plus premium paid, a Fund could exercise its option and buy the futures contact below market price.

        Prior to the exercise or expiration of the call option, the Fund could sell an identical call option and close out its position. If the premium received upon selling the offsetting call is greater than the premium originally paid, the Fund has completed a successful hedge.

"Margin" in Futures Transactions

        Unlike the purchase or sale of a security, a Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, a Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by a Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, a Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

        Each Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss

                                                       21072
                                                         7
on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, each Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Purchasing and Writing Put and Call Options on U.S. Government Securities

        U.S. Government may purchase put and call options on U.S. Government securities to protect against price movements in particular securities. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. A call option gives the Fund, in return for a premium, the right to buy the underlying security from the seller.

        The Fund may generally purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options since options on the portfolio securities held by the Fund are not traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings and loan associations) deemed creditworthy by the Adviser.

        Over-the-counter options are two party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.

Section 4(2) Commercial Paper (Both Funds)

        The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Funds believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by each Fund's Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because
Section 4(2) commercial paper is liquid, the Funds do not intend to subject such paper to the limitation applicable to restricted securities.

Repurchase Agreements (Both Funds)

        Certain of the investments of the Funds may include repurchase agreements which are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.


                                                       21072
                                                         8

     A Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Trustees.

Foreign Securities (Strategic Income)

        Strategic Income may invest in foreign securities or U.S. securities traded in foreign markets. Permissible investments may consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit, and investments in Canadian commercial paper, foreign securities and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Foreign Currency Transactions (Strategic Income)

        As one way of managing exchange rate risk, Strategic Income may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund also may use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the Adviser's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.




                                                       21072
                                                         9

Other Investments (Both Funds)

         The Funds are not prohibited from investing in obligations of banks which are clients of the Distributor (as herein after defined). However, the purchase of shares of the Funds by such banks or by their customers will not be a consideration in determining which bank obligations the Funds will purchase. The Funds will not purchase obligations of its Adviser or its affiliates.


--------------------------------------------------------------------------------

                             INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS OF EVERGREEN U.S. GOVERNMENT FUND

         Except as noted, the investment restrictions set forth below are fundamental and may not be changed with respect to the Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. Where an asterisk (*) appears, the relevant policy is non-fundamental and may be changed by the Fund's Adviser without shareholder approval, subject to review and approval by the Trustees. As used in this Statement of Additional Information and in the Prospectus, "a majority of the outstanding voting securities of the Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

(1) Concentration of Assets in Any One Issuer

        With respect to 75% of the value of its assets, the Fund will not purchase securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of its total assets would be invested in the securities of the issuer. The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

(2) Purchase of Securities on Margin

        The Fund will not purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

(3) Unseasoned Issuers*

        The Fund may not invest more than 5% of its total assets in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

(4) Underwriting

        The Fund will not underwrite any issue of securities except as it may be deemed an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with their investment objectives, policies and limitations.


                                                       21072
                                                        10

(5) Concentration in Any One Industry

       The Fund will not invest more than 25% of the value of its total assets in any one industry except the Fund may invest more than 25% of its total assets in securities issued or guaranteed by the U.S.
Government,  its agencies  or instrumentalities.

(6) Ownership by Trustees/Officers*

       The Fund may not purchase or retain the securities of any issuer if (i) one or more officers or Trustees of the Fund or its investment adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

(7) Short Sales

       The Fund will not sell any securities short.

(8) Lending of Funds and Securities

       The Fund will not lend any of its assets except portfolio securities in accordance with its investment objectives, policies and limitations.

(9) Commodities

       The Fund will not purchase or sell commodities or commodity contracts; however, the Fund may enter into futures contracts on financial instruments or currency and sell or buy options on such contracts. Subject to its permitted investments, the Fund may invest in companies which invest in commodities and commodities contracts.

(10) Real Estate

       The Fund may not buy or sell real estate although the Fund may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate. However, subject to its permitted investments, the Fund may invest in companies which invest in real estate.

(11) Borrowing, Senior Securities, Reverse Repurchase Agreements

       The Fund will not issue senior securities. However, the Fund may borrow money directly or through reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes in an amount up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding.

(12) Pledging Assets

       The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. Margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities are not deemed to be a pledge.



                                                       21072
                                                        11

(13) Investing in Securities of Other Investment Companies*

       The Fund will purchase securities of investment companies only in open-market transactions involving customary broker's commissions. The Fund will only make such purchases to the extent permitted by the Investment Company Act of 1940 and the rules and regulations thereunder. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees and therefore any investment by the Fund in shares of another investment company would be subject to such duplicate expenses.

         It is the position of the SEC's Staff that certain nongovernmental issuers of CMOs and REMICs constitute investment companies pursuant to the Investment Company Act of 1940, as amended (the "1940 Act") and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

(14) Restricted Securities*

        The Fund will not invest more than 10% of its total assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for certain restricted securities which meet criteria for liquidity established by the Trustees). This restriction is not applicable to commercial paper issued under Section 4(2)of the Securities Act of 1933.

(15) Illiquid Securities*

         The Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and certain securities determined by the Trustees not to be liquid.

        Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

        The Fund did not borrow money, sell securities short, invest in reverse repurchase agreements in excess of 5% of the value of their net assets, or invest more than 5% of its net assets in the securities of other investment companies in the last fiscal year, and has no present intent to do so during the coming year.

        For purposes of their policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association, having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment, to be "cash items".


INVESTMENT RESTRICTIONS OF KEYSTONE STRATEGIC INCOME FUND

        The Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares (as defined in the 1940 Act, as amended, (the "1940 Act")). Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

        The Fund may not do the following:


                                                       21072
                                                        12

        (1) purchase any security (other than U.S. Government securities) of any issuer if as a result more than 5% of its total assets would be invested in securities of the issuer, except that up to 25% of its total assets may be invested without regard to this limit;

        (2) purchase securities on margin except that it may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities;

        (3) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets are held as collateral for such sales at any one time;

        (4) borrow money or enter into reverse repurchase agreements, except that the Fund may (a) enter into reverse repurchase agreements or (b) borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings from banks exceed 5% of the Fund's net assets, any such borrowings will be repaid before additional investments are made;

        (5) pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be a pledge of assets;

        (6) issue senior securities; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be the issuance of a senior security;

        (7) make loans, except that the Fund may make, purchase or hold debt securities and other debt investments, including loans, consistent with its investment objective, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers, and enter into repurchase agreements;

        (8) purchase any security (other than U.S. Government securities) of any issuer if as a result more than 25% of its total assets would be invested in a single industry; except that (a) there is no restriction with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) the industry classification of utilities will be determined according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (d) the industry classification of medically related industries will be determined according to their services (for example, management, hospital supply, medical equipment and pharmaceuticals will each be considered a separate industry);

        (9) invest more than 5% of its total assets in securities of any company having a record, together with its predecessors, of less than three years of continuous operation;

        (10) purchase securities of other investment companies, except as part of a merger, consolidation, purchase of assets or similar transaction;

        (11) purchase or sell commodities or commodity contracts or real estate, except that the Fund may purchase and sell securities secured by real estate and securities of companies which invest in real estate and may engage in currency or other financial futures contracts and related options transactions; and


                                                       21072
                                                        13

        (12) underwrite securities of other issuers, except that the Fund may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objective.

        The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including at this time,
(1) treating as illiquid, securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books and (2) limiting its holdings of such securities to 15% of its net assets.

        Portfolio securities of the Fund may not be purchased from or sold or loaned to the Adviser or any affiliate thereof or any of their Directors, officers or employees.

        Except with respect to borrowing money, if a percentage limit is satisfied at the time of investment, a later increase or decrease resulting from a change in asset value is not a violation of the limit.


--------------------------------------------------------------------------------

                           CERTAIN RISK CONSIDERATIONS

--------------------------------------------------------------------------------

         There can be no assurance that a Fund will achieve its investment objectives and an investment in the Fund involves certain risks which are described under "Description of the Funds - Investment Objectives and Policies" in the Funds' Prospectus.


--------------------------------------------------------------------------------

                                   MANAGEMENT

--------------------------------------------------------------------------------

        The Evergreen Keystone Funds consist of seventy-three mutual funds. Each mutual fund is, or is a series of, a registered, open-end management company.

        The Trustees and executive officers of each mutual fund, their ages, addresses and principal occupations during the past five years are set forth below:


-------------------------------------------------------------------------------

                                    TRUSTEES

--------------------------------------------------------------------------------


JAMES S. HOWELL (72), 4124 Crossgate Road, Charlotte, NC-Chairman of the Evergreen Keystone group of mutual funds and Trustee. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993.

RUSSELL A. SALTON, III, M.D. (49), 205 Regency Executive Park, Charlotte, NC -Trustee. Medical Director, U.S. Healthcare of Charlotte, North Carolina since 1996; President, Primary Physician Care from 1990 to 1996.



                                                       21072
                                                        14

MICHAEL S. SCOFIELD (53), 212 S. Tryon Street Suite 980, Charlotte, NC-Trustee. Attorney, Law Offices of Michael S. Scofield since 1969.

Messrs. Howell, Salton and Scofield are Trustees of all Evergreen Keystone Mutual Funds.

GERALD M. MCDONNELL (57), 821 Regency Drive, Charlotte, NC -Trustee. Sales Representative with Nucor-Yamoto Inc. (steel producer) since 1988.

THOMAS L. McVERRY (58), 4419 Parkview Drive, Charlotte, NC-Trustee. Director of Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990; Vice President-Finance and Resources, Rexham Corporation from 1979 to 1990.

WILLIAM WALT PETTIT (41), Holcomb and Pettit, P.A., 227 West Trade St., Charlotte, NCTrustee. Partner in the law firm Holcomb and Pettit, P.A. since 1990.

Messrs. McDonnell, McVerry and Pettit are Trustees of all Evergreen Keystone Mutual Funds, except those established within the Evergreen Variable Trust.

LAURENCE B. ASHKIN (68), 180 East Pearson Street, Chicago, IL- Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

FOSTER BAM (70), Greenwich Plaza, Greenwich, CT- Trustee. Partner in the law firm of Cummings and Lockwood since 1968.

Messrs. Ashkin and Bam are Trustees of all Evergreen Keystone Mutual Funds, except those established within the Evergreen Variable Trust and Evergreen Investment Trust.

FREDERICK AMLING (69) Trustee. Professor, Finance Department, George Washington University; President, Amling & Company (investment advice); Member, Board of Advisers, Credito Emilano (banking); and former Economics and Financial Consultant, Riggs National Bank.

CHARLES A. AUSTIN III (61) Trustee. Investment Counselor to Appleton Partners, Inc.; former Managing Director, Seaward Management Corporation (investment advice); and former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

GEORGE S. BISSELL* (67) Chairman of the Keystone group of mutual funds, and Trustee. Chairman of the Board and Trustee of Anatolia College; Trustee of University Hospital (and Chairman of its Investment Committee); former Director and Chairman of the Board of Hartwell Keystone; and former Chairman of the Board and Chief Executive Officer of Keystone Investments, Inc..

EDWIN D. CAMPBELL (69) Trustee. Director and former Executive Vice President, National Alliance of Business; former Vice President, Educational Testing Services; former Dean, School of Business, Adelphi University; and former Executive Director, Coalition of Essential Schools, Brown University.

CHARLES F. CHAPIN (67) Trustee. Former Group Vice President, Textron Corp.; and former Director, Peoples Bank (Charlotte, NC).


                                                       21072
                                                        15

K. DUN GIFFORD (57) Trustee. Chairman of the Board, Director, and Executive Vice President, The London Harness Company; Managing Partner, Roscommon Capital Corp.; Trustee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chief Executive Officer, Gifford Gifts of Fine Foods; Chairman, Gifford, Drescher & Associates (environmental consulting); President, Oldways Preservation and Exchange Trust (education); and former Director, Keystone Investments, Inc. and Keystone Investment Management Company.

LEROY KEITH, JR. (57) Trustee. Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

F. RAY KEYSER, JR. (69) Trustee and Advisor to the Boards of Trustees of the Evergreen group of mutual funds. Counsel, Keyser, Crowley & Meub, P.C.; Member, Governor's (VT) Council of Economic Advisers; Chairman of the Board and Director, Central Vermont Public Service Corporation and Hitchcock Clinic;
Director, Vermont Yankee Nuclear Power Corporation, Vermont Electric Power Company, Inc., Grand Trunk Corporation, Central Vermont Railway, Inc., S.K.I. Ltd., Sherburne Corporation, Union Mutual Fire Insurance Company, New England Guaranty Insurance Company, Inc., and the Investment Company Institute; former Governor of Vermont.

DAVID M. RICHARDSON (55) Trustee. Executive Vice President, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411 International, Inc., and J&M Cumming Paper Co.

RICHARD J. SHIMA (57) Trustee and Advisor to the Boards of Trustees of the Evergreen group of mutual funds. Chairman, Environmental Warranty, Inc., and Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of
Connecticut Natural Gas Corporation, Trust Company of Connecticut, Hartford Hospital, Old State House Association, and Enhance Financial Services, Inc.;
Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Kingswood-Oxford School and Greater Hartford YMCA; former Director, Executive Vice President, and Vice Chairman of The Travelers Corporation.

ANDREW J. SIMONS (57) Trustee. Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C.; former President, Nassau County Bar Association; former Associate Dean and Professor of Law, St. John's University School of Law.

Messrs. Amling, Austin, Bissell, Campbell, Chapin, Gifford, Keith, Keyser, Richardson, Shima and Simons are Trustees or Directors of the thirty-one funds in the Keystone group of mutual funds. Their addresses are 200 Berkeley Street, Boston, Massachusetts 02116-5034.

ROBERT J. JEFFRIES (74), 2118 New Bedford Drive, Sun City Center, Fl Trustee Emeritus. Corporate consultant since 1967.

Mr. Jeffries has been serving as a Trustee Emeritus of eleven Evergreen Keystone Mutual Funds since January 1, 1996 (excluded are Evergreen Variable Trust, Evergreen Investment Trust, as well as the Keystone group of mutual funds).

EXECUTIVE OFFICERS

JOHN J. PILEGGI (37), 230 Park Avenue, Suite 910, New York, NY- President and Treasurer. Consultant to BISYS Fund Services since 1996. Senior Managing Director, Furman Selz LLC since

                                                       21072
                                                        16

1992, Managing Director from 1984 to 1992.

GEORGE O. MARTINEZ (37), 3435 Stelzer Road, Columbus, OH-Secretary. Senior Vice President/Director of Administration and Regulatory Services, BISYS Fund Services since April 1995. Vice President/Assistant General Counsel, Alliance Capital Management from 1988 to 1995.

* Messrs. Pettit and Bissell may each be deemed to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

        The officers of the Trusts are all officers and/or employees of The BISYS Group, Inc. ("BISYS"), except for Mr. Pileggi, who is a consultant to BISYS. BISYS is an affiliate of Evergreen Keystone Distributor, Inc., the distributor of each Class of shares of each Fund.

        The Funds do not pay any direct remuneration to any officer or Trustee who is an "affiliated person" of either First Union National Bank, Evergreen Asset Management Corp., Keystone Investment Management Company or their affiliates. See "Investment Advisers". The Trusts pay each Trustee who is not an "affiliated person" an annual retainer and a fee per meeting attended, plus expenses, as follows:

NAME OF TRUST/FUND                    ANNUAL RETAINER              MEETING FEE

Evergreen Investment Trust*                15,500                     2,000
        U.S. Government

Keystone Strategic Income Fund**

* The annual retainer and meeting fee paid by Evergreen Investment Trust to each Trustee are allocated among its fourteen series based on assets.

** See Item No. 7 below.

In addition:

(1) The Chairman of the Board of the Evergreen group of mutual funds is paid an annual retainer of $5,000, and the Chairman of the Audit Committee is paid an annual retainer of $2,000. These retainers are allocated among all the funds in the Evergreen group of mutual funds, based upon assets.

(2) Each member of the Audit Committee of the Evergreen group of mutual funds is paid an annual retainer of $500.

(3) Each non-affiliated Trustee of the Evergreen group of mutual funds is paid a fee of $500 for each special telephonic meeting in which he participates, regardless of the number of Funds for which the meeting is called.

 (4) Each non-affiliated Trustee of the Keystone group of mutual funds is paid a fee of $300 for each special telephonic meeting in which he participates, regardless of the number of Funds for which the meeting is called.

(5) Each non-affiliated Trustee of the Evergreen group of mutual funds is paid a fee of $250 for each special Committee of the Board telephone conference call meeting of one or more Funds in which

                                                       21072
                                                        17
he participates.

(6) The members of the Advisory Committee to the Boards of Trustees of the Evergreen group of mutual funds are paid an annual retainer of $17,500 and a fee of $2,200 for each meeting of the Boards of Directors or Trustees of the Evergreen group of mutual funds attended.

(7) Each non-affiliated Trustee of the Keystone group of mutual funds is paid an annual retainer of $30,000, and a fee of $1,200 for each meeting attended, which fees are charged to the Funds as follows:

                                                            Annual      Meeting
                                                            Retainer    Fee
Keystone Global Opportunities Fund                          $   500       $  20
Keystone Global Resources and Development Fund              $ 2,000       $  80
Keystone Omega Fund                                         $ 2,000       $  80
Keystone Small Company Growth Fund II                       $   500       $  20
Keystone Strategic Income Fund                              $ 2,000       $  80
Keystone Tax Free Income Fund                               $   500       $  20
Keystone Quality Bond Fund (B-1)                            $ 2,000       $  80
Keystone Diversified Bond Fund (B-2)                        $ 2,500       $ 100
Keystone High Income Bond Fund (B-4)                        $ 2,500       $ 100
Keystone Balanced Fund (K-1)                                $ 3,000       $ 120
Keystone Strategic Growth Fund (K-2)                        $ 2,000       $  80
Keystone Growth and Income Fund (S-1)                       $   500       $  20
Keystone Mid-Cap Growth Fund (S-3)                          $   500       $  20
Keystone Small Company Growth Fund (S-4)                    $ 3,000       $ 120
Keystone International Fund Inc.                            $   500       $  20
Keystone Precious Metals Holdings, Inc.                     $   500       $  20
Keystone Tax Free Fund                                      $ 5,500       $ 220

(8) Each non-affiliated Trustee of the Keystone group of mutual funds is paid a fee of $600 for attendance at each Committee meeting held on the same day as a regular meeting.


(9) Each non-affiliated Trustee of the Keystone group of mutual funds is paid a fee of $1,200 for attendance at each Committee meeting held on a non-meeting day.

(10) Any individual who has been appointed as a Trustee Emeritus of one or more funds in the Evergreen group of mutual funds is paid one-half of the annual retainer fees that are payable to regular Trustees, and one-half of the meeting fees for each meeting attended.


Set forth below for each of the Trustees is the aggregate compensation (and expenses) paid to such Trustees by each Trust for the fiscal year ended April 30, 1997.


                                                       21072
                                                        18

                     Aggregate Compensation From Each Trust


Name  of              Evergreen       Keystone
Trustee               Investment      Strategic
                      Trust           Income
                                      Fund
L.B.Ashkin            $      0        $ 1,240
F. Bam                       0         39,100
R.J. Jeffries                0              0
J.S. Howell             27,276          1,360
G.M.                    25,455          1,360
McDonnell
T.L. McVerry            26,140          1,360
W.W. Pettit             25,000          1,360
R.A. Salton             25,000          1,240
M.S. Scofield           25,000          1,240
F. Amling                    0          2,960
C.A. Austin                  0          2,960
G.S. Bissell                 0          1,320
E.D. Campbell                0          2,720
C.F. Chapin                  0          2,800
K.D. Gifford                 0          2,560
L. Keith                     0          2,760
F.R. Keyser                415          2,920
D.M.                         0          2,880
Richardson
R.J. Shima                 415          2,840
A.J. Simons                  0          2,840

                          -----------------------

     Set forth below for each Trustee receiving in excess of $60,000 for the fiscal period May 1, 1996 through April 30, 1997 is the aggregate compensation paid to such Trustee by the Evergreen- Keystone funds:



                                                       21072
                                                        19

J.S. Howell                          $ 76,875
R.A. Salton                            71,325
M.S. Scofield                          71,325


        As of July 31, 1997, the officers and Trustees of the Trusts owned as a group less than 1% of the outstanding Class A, Class B, Class C or Class Y shares of any of the Funds.

        Set forth below is information with respect to each person, who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of each Fund's total outstanding shares and their aggregate ownership of the Fund's total outstanding shares as of July 31, 1997.

                                             Name of                                    % of
Name and Address                            Fund/Class         No. of Shares            Class
--------------------------                  ---------------    -----------------      ------------
MLPF&S for the sole benefit                 Strategic              1,267,718            15.17%
of its customers                            Income/A
Attn:  Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for the sole benefit                 Strategic              2,235,750            14.04%
of its customers                            Income/B
Attn:  Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for the sole benefit                 Strategic              838,335              26.19%
of its customers                            Income/C
Attn:  Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

First Union National Bank                   Strategic               22,476              57.81%
Re-invest Account                           Income/Y
Attn: Trust Operations Fund Group
401 South Tryon St., 3rd Floor
Charlotte, NC  28288-1151

First Union National Bank                   Strategic               14,793               38.05%
Cash Account                                Income/Y
Attn: Trust Operation Fund Group
401 South Tryon St., 3rd Floor
Charlotte, NC 28288-1151



                                                       21072
                                                        20






FUBS & Co. FEBO                           U. S.                     10,132            15.71%
William F. Daly Trust and William         Government/C
F. Daly Ttee
U/A/D 09/02/77 2336 NE 27 St.
Lighthouse Point, FL 33064-8355

FUBS & Co. FEBO                           U. S.                     4,858              7.53%
Douglas H. Thompson Sr                    Government/C
PO Box 633
Belle Glade, Fl 33430-0633

FUBS & Co. FEBO                           U. S.                    21,517             33.37%
Local1804 1 ILA Federal                   Government/C
Credit Union
5080 McLester Street
Elizabeth, NJ 07207

Wachovia Bank of Georgia                  U.S.                  6,247,256             45.22%
Directed Ttee for First Union Corp.       Government/Y
Non-Qualified Retirement Plan
U/A DTD 8/31/94 Investment Act
301 N. Main St. MC-NC 31051
Winston Salem, NC 27101-3819

First Union National Bank                 U.S.                  3,837,774             27.78%
Trust Accounts                            Government/Y
Attn: Ginny Batten
11th Fl. CMG-151
301 S. Tyron St.
Charlotte, NC 28288

First Union National Bank                 U.S.                  1,926,549             13.94%
Trust Accounts                            Government/Y
Attn: Ginny Batten
11th Fl. CMG-151
301 S. Tyron St.
Charlotte, NC 28288

Wachovia Bank of Georgia Ttee             U.S.                  1,568,894             11.36%
First Union Corp Retirement Trust         Government/Y
for Non Employee Directors 10/24/94
301 N. Main St. MC-NC 31051
Winston Salem, NC 27101-3819


                                                       21072
                                                        21

--------------------------------------------------------------------------------

                               INVESTMENT ADVISERS
         (SEE ALSO "MANAGEMENT OF THE FUNDS" IN EACH FUND'S PROSPECTUS)

--------------------------------------------------------------------------------

         The investment adviser of U.S. Government is First Union National Bank ("FUNB" or the "Adviser") which provides investment advisory services through its Capital Management Group.

         The Directors of FUNB are Edward E. Crutchfield, Chief Executive Officer and Chairman; Anthony P. Terracciano, President; John R. Georgius, Vice Chairman; Marion A. Cowell, Jr., Secretary and Executive Vice President; and Robert T. Atwood, Chief Financial Officer and Executive Vice President.

         The investment adviser of Strategic Income is Keystone Investment Management Company ("Keystone" or the "Adviser"), a Delaware corporation, with offices at 200 Berkeley Street, Boston, Massachusetts. Keystone is an indirectly owned subsidiary of FUNB.

        The Directors of Keystone are Donald McMullen; William M. Ennis, II; Barbara I. Colvin; Albert H. Elfner, III, Chairman, CEO and President; Edward F. Godfrey, Senior Vice President and Chief Operating Officer; and W. Douglas Munn, Senior Vice President, Chief Financial Officer and Treasurer.

         On September 6, 1996, First Union Corporation ("First Union") and FUNB entered into an Agreement and Plan of Acquisition and Merger (the "Merger") with Keystone Investments, Inc. ("Keystone Investments"), the corporate parent of Keystone, which provided, among other things, for the merger of Keystone Investments with and into a wholly-owned subsidiary of FUNB. The Merger was consummated on December 11, 1996. Keystone continues to provide investment advisory services to the Keystone Family of Funds. Contemporaneously with the Merger, Strategic Income entered into a new investment advisory agreement with Keystone and into a principal underwriting agreement with the Distributor.

         Under the Investment Advisory Agreement with each Fund, each Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund's portfolio of investments. In addition, each Adviser provides office facilities to the Funds and performs a variety of administrative services. Each Fund pays the cost of all of its other expenses and liabilities, including expenses and liabilities incurred in connection with maintaining their registrations under the Securities Act of 1933, as amended, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholder meetings and reports to shareholders. Notwithstanding the foregoing, each Adviser will pay the costs of printing and distributing prospectuses used for prospective shareholders.

         The method of computing the investment advisory fee for each Fund is described in such Fund's Prospectus. The advisory fees paid by each Fund for the three most recent fiscal periods reflected in its registration statement are set forth below:




                                                       21072
                                                      22

                            INVESTMENT ADVISORY FEES

U.S. GOVERNMENT                 Ten Months             Year Ended          Six Months           Year Ended
                                Ended 4/30/97          6/30/96             Ended 6/30/95        12/31/94
Advisory Fee                    $1,258,319             $1,507,281          $575,771             $1,355,420
                                =========              =========           =======              =========



STRATEGIC INCOME                Nine Months            Year Ended          Year Ended         Year Ended
                                Ended 4/30/97          7/31/96             7/31/95            7/31/94
Advisory Fee                    $1,017,082             $1,663,669          $1,954,412         $1,721,793

                                =========              =========           =========          =========

           The Investment Advisory Agreements are terminable, without the payment of any penalty, on sixty days' written notice, by a vote of the holders of a majority of each Fund's outstanding shares, or by a vote of a majority of each Trust's Trustees or by the respective Adviser. The Investment Advisory Agreements will automatically terminate in the event of their assignments. Each Investment Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

           The Investment Advisory Agreement with respect to U.S. Government dated February 28, 1985, and amended from time to time thereafter, was last approved by the Trustees of Evergreen Investment Trust on June 17, 1997.

           The Investment Advisory Agreement with respect to Strategic Income was approved by the Fund's shareholders on December 9, 1996, and became effective on December 11, 1996.

           Each Investment Advisory Agreement will continue in effect from year to year provided that its continuance is approved annually by a vote of a majority of the Trustees of each Trust including a majority of those Trustees who are not parties thereto or "interested persons" (as defined in the 1940 Act) of any such party (the "Independent Trustees"), cast in person at a meeting duly called for the purpose of voting on such approval or a majority of the outstanding voting shares of each Fund.

           Certain other clients of each Adviser may have investment objectives and policies similar to those of the Funds. Each Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including one or more of the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.



                                                       21072
                                                     23

           Although the investment objectives of the Funds are not the same, and their investment decisions are made independently of each other, they may rely upon the same resources for investment advice and recommendations. Therefore, on occasion, when a particular security meets the different investment objectives of the various Funds, they may simultaneously purchase or sell the same security. This could have a detrimental effect on the price and quantity of the security available to each Fund. If simultaneous transactions occur, each Adviser attempts to allocate the securities, both as to price and quantity, in accordance with a method deemed equitable to each Fund and consistent with their different investment objectives. In some cases, simultaneous purchases or sales could have a beneficial effect, in that the ability of one Fund to participate in volume transactions may produce better executions for that Fund.

           Each Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund and the other registered investment companies for which FUNB, Evergreen Asset Managment Corporation, a subsidiary of FUNB ("Evergreen Asset") or Keystone act as investment adviser or between the Fund and any advisory clients of Evergreen Asset, FUNB or Keystone. Each Fund may from time to time engage in such transactions but only in accordance with these procedures and if they are equitable to each participant and consistent with each participant's investment objectives.

           Prior to July 7, 1995, Federated Administrative Services, a subsidiary of Federated Investors, provided legal, accounting and other administrative personnel and support services to each of the portfolios of Evergreen Investment Trust. The Trust paid a fee for such services at the following annual rate: .15% on the first $250 million average daily net assets of the Trust; .125% on the next $250 million; .10% on the next $250 million and
 .075% on assets in excess of $250 million.

           From July 8, 1995 to March 10, 1997 Evergreen Asset provided administrative services to each of the portfolios of Evergreen Investment Trust for a fee based on the average daily net assets of each fund administered by Evergreen Asset for which Evergreen Asset or FUNB also served as investment adviser, calculated daily and payable monthly at the following annual rates:
 .050% on the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and
 .010% on assets in excess of $30 billion.

           At present, Evergreen Keystone Investment Services ("EKIS") serves as administrator to U.S. Government, subject to the supervision and control of the Trustees of the Evergreen Investment Trust. As administrator, EKIS provides facilities, equipment and personnel to U.S. Government and is entitled to receive an administration fee from the Fund based on the average daily net assets of all the mutual funds for which FUNB, Keystone or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .050% of the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion.

           Prior to January 1, 1997, Furman Selz LLC, an affiliate of Evergreen Funds Distributor, Inc. (currently known as Evergreen Keystone Distributor, Inc.), distributor for the Evergreen group of mutual funds (the "Distributor"), served as sub-administrator to U.S. Government, and was entitled to receive a fee from the Fund calculated on the average daily net assets of each Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which FUNB or Evergreen Asset also served as investment adviser, calculated in accordance with the following schedule: .0100% of the first $7 billion; .0075% on

21072
                                                     24
the next $3 billion; .0050% on the next $15 billion;   and .0040% on assets in
excess of $25 billion.

           At present, BISYS Fund Services, an affiliate of the Distributor, serves as sub-administrator to each Fund and is entitled to receive a fee from each Fund calculated daily and payable monthly at an annual rate based on the aggregate average daily net assets of the mutual funds for which FUNB, Evergreen Asset, Keystone or any affiliate of FUNB serves as investment adviser, calculated in accordance with the following schedule: .0100% on the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and
 .0040% on assets in excess of $25 billion. The total assets of the mutual funds for which Evergreen Asset, FUNB or Keystone serve as investment adviser were approximately $30.5 billion as of June 30, 1997.

           For the fiscal year ended December 31, 1994, the fiscal period ended June 30, 1995, the fiscal year ended June 30, 1996 and the fiscal period ended April 30, 1997, U.S. Government incurred $228,590, $95,122, $159,046 and
$108,936 respectively, in administrative service costs.

           For the fiscal years ended July 31, 1994, 1995, 1996 and the fiscal period ended April 30, 1997, Strategic Income incurred $15,491, $17,770, $24,365 and $23,600, respectively, in administrative service costs.


--------------------------------------------------------------------------------

                        DISTRIBUTION PLANS AND AGREEMENTS

--------------------------------------------------------------------------------

           Reference is made to "Management of the Funds - Distribution Plans and Agreements" in the Prospectus of each Fund for additional disclosure regarding the Funds' distribution arrangements. Distribution fees are accrued daily and paid monthly on the Class A, Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge after the first year following the month of purchase, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the Class C shares are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

           Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of each Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such disinterested Trustees then in office.

           Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other

21072
                                                     25
persons for their distribution assistance.

           Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of each Trust or by vote of the holders of a majority of the outstanding voting securities of that Class and, in either case, by a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

           The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to each Fund and holders of Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B and Class C shares.

           In addition to the Plans, U.S. Government has adopted a Shareholder Services Plan whereby shareholder servicing agents may receive fees from the Fund for providing services which include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance, and communicating or facilitating purchases and redemptions of Class B and Class C shares of the Fund.

           In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

           All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of a Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. With respect to U.S. Government, amendments to the Shareholder Services Plan require a majority vote of the Independent Trustees but do not require a shareholders vote. Any Plan, Shareholder Services Plan or Distribution Agreement may be terminated (i) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a

21072
                                                     26
majority vote of the Independent Trustees, or (ii) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

           The Funds incurred the following Distribution Plan and Shareholder Services Plan fees:

Distribution Fees:

U.S. GOVERNMENT. For the fiscal year ended June 30, 1996 and the ten-month period ended April 30, 1997, $53,238 and $39,780, respectively, on behalf of Class A shares; $1,374,856 and $975,552, respectively, on behalf of Class B shares; and $3,646 and $4,490, respectively, on behalf of Class C shares.

STRATEGIC INCOME. For the fiscal year ended July 31, 1996 and the nine-month period ended April 30, 1997, $181,536 and $112,916, respectively, on behalf of Class A shares; $1,399,711 and $663,982 respectively, on behalf of Class B shares; and $390,758 and $161,499, respectively, on behalf of Class C shares.

Shareholder Services Fees:

U.S. GOVERNMENT. For the fiscal year ended June 30, 1996 and the ten-month period ended April 30, 1997, $458,285 and $325,174, respectively, on behalf of Class B shares and $1,215 and $1,496, respectively, on behalf of Class C shares.

        STRATEGIC INCOME. For the fiscal year ended July 31, 1996 and the nine-month period ended April 30, 1997, $349,932 and $221,423, respectively, on behalf of Class B shares and $97,689 and $53,852, respectively, on behalf of Class C shares. For the period from January 13, 1997 (commencement of class operations) to April 30, 1997, $0 on behalf of Class Y shares.


--------------------------------------------------------------------------------

                             ALLOCATION OF BROKERAGE

--------------------------------------------------------------------------------


         Decisions regarding each Fund's portfolio are made by its Adviser, subject to the supervision and control of the Trustees. Orders for the purchase and sale of securities and other investments are placed by employees of each Fund's Adviser. In general, the same individuals perform the same functions for the other funds managed by each Adviser. A Fund will not effect any brokerage transactions with any broker or dealer affiliated directly or indirectly with the Adviser unless such transactions are fair and reasonable, under the circumstances, to the Fund's shareholders. Circumstances that may indicate that such transactions are fair or reasonable include the frequency of such transactions, the selection process and the commissions payable in connection with such transactions.

         A substantial portion of the transactions in equity securities for each Fund will occur on domestic stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the case

21072
                                                     27
of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

         It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between bid and ask prices.

         In selecting firms to effect securities transactions, the primary consideration of each Fund shall be prompt execution at the most favorable price. Each Adviser will also consider such factors as the price of the securities and the size and difficulty of execution of the order. If these objectives may be met with more than one firm, the Adviser will also consider the availability of statistical and investment data and economic facts and opinions helpful to the Fund. To the extent that receipt of these services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.

         The Board of Trustees of each Trust under which each Fund is governed has determined that the Fund may consider sales of Fund shares as a factor in the selection of brokers to execute portfolio transactions, subject to the requirements of best execution described above. Each Fund expects that purchases and sales of securities will usually be effected through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, each Fund will deal with primary market makers unless more favorable prices are otherwise obtainable. Under its Investment Advisory Agreement, each Adviser is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event that an Adviser follows such a practice, it will do so on a basis that is fair and equitable to the Fund.

         For the ten month period ended April 30, 1997, the fiscal year ended June 30, 1996, the six-month period ended June 30, 1995 and the fiscal year ended December 31, 1994, U.S. Government paid $6,838, $0, $10 and $180, respectively, in commissions on brokerage transactions.

         For the nine-month period ended April 30, 1997 and the fiscal years ended July 31, 1996, 1995 and 1994, Strategic Income paid $2,864, $35,599,
$30,894, and $0, respectively, in brokerage commissions.










21072
                                                     28

--------------------------------------------------------------------------------

                           ADDITIONAL TAX INFORMATION
                    (SEE ALSO "OTHER INFORMATION - DIVIDENDS,
               DISTRIBUTIONS AND TAXES" IN EACH FUND'S PROSPECTUS)

--------------------------------------------------------------------------------


         Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the
"Code"). (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a regulated investment company, a Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; (ii) derive less than 30% of its gross income from the sale or other disposition of securities, options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the RIC's principal business of investing in securities (or options and futures with respect thereto) held for less than three months; and (iii) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

         Dividends paid by a Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income. Investment company taxable income includes net investment income and net realized short-term gains (if any). Any dividends received by a Fund from domestic corporations will constitute a portion of the Fund's gross investment income. It is anticipated that this portion of the dividends paid by a Fund (other than distributions of securities profits) will qualify for the 70% dividends-received deduction for corporations. Shareholders will be informed of the amounts of dividends which so qualify.

         Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders (who are not exempt from tax) as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Short-term capital gains distributions are taxable to shareholders who are not exempt from tax as ordinary income. Such distributions are not eligible for the dividends-received deduction. Any loss recognized upon the sale of shares of a Fund held by a shareholder for six months or less will be treated as a long-term capital loss to the extent that the shareholder received a long-term capital gain distribution with respect to such shares.

         Distributions will be taxable as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each

21072
                                                     29
share so received equal to the net asset value of a share of a Fund on the reinvestment date.

         Distributions by each Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gains or losses will be treated as a capital gain or loss if the shares are capital assets in the investor's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of Fund distributions.

         Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions.

         If more than 50% of the value of a Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and a Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount a Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on a Fund's investments. The shareholder will be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the above-described tax credit and deductions are subject to certain limitations.

         The foregoing discussion relates solely to U.S. federal income tax law as applicable to

21072
                                                     30

U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.


--------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------


         The following information supplements that set forth in each Fund's Prospectus under the subheading "How to Buy Shares - How the Funds Value Their Shares" in the Section entitled "Purchase and Redemption of Shares."

          The public offering price of shares of a Fund is its net asset value plus, in the case of Class A shares, a sales charge which will vary depending upon the purchase alternative chosen by the investor, as more fully described in the Prospectus. See "Purchase of Shares - Class A Shares - Front-End Sales Charge Alternative." On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share net asset value of each such Fund is computed in accordance with the Declaration of Trust and By-Laws governing each Fund as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday.

         For each Fund, securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if no sale, at the mean of closing bid and asked prices and portfolio bonds are presently valued by a recognized pricing service when such prices are believed to reflect the fair value of the security. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Trustees.

         The respective per share net asset values of the Class A, Class B, Class C and Class Y shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares (and, in turn, that of Class A shares may be lower than Class Y shares) as a result of the greater daily expense accruals, relative to Class A and Class Y shares, of Class B and Class C shares relating to distribution services fees (and, with respect to U.S. Government, the Shareholder Service Plan fee) and, to the extent applicable, transfer agency fees and the fact that Class Y shares bear no additional distribution, shareholder service or transfer agency related fees. While it is expected that, in the event each Class of shares of a Fund realizes net investment income or does not realize a net operating loss

21072
                                                     31
for a period, the per share net asset values of the four Classes will tend to converge immediately after the payment of dividends, which dividends will differ by approximately the amount of the expense accrual differential among the Classes, there is no assurance that this will be the case. In the event one or more Classes of a Fund experiences a net operating loss for any fiscal period, the net asset value per share of such Class or Classes will remain lower than that of Classes that incurred lower expenses for the period.

         To the extent that any Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities will be translated into United States dollars at the mean between the buying and selling rates of the currency in which such a security is denominated against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Fund. The Trustees will monitor, on an ongoing basis, a Fund's method of valuation. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York.

         Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in a Fund's calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made. Securities transactions are accounted for on the trade date, the date the order to buy or sell is executed. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date.


-------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------


         The following information supplements that set forth in each Fund's Prospectus under the heading "Purchase and Redemption of Shares - How To Buy Shares."

General

         Shares of each Fund will be offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "front-end sales charge alternative"), with a contingent deferred sales charge (the deferred sales charge alternative"), or without any front-end sales charge, but with a contingent deferred sales charge imposed only during the first year after the month of purchase (the "level-load alternative"), as described below. Class Y shares which, as described below, are not offered to the general public, are offered without any front-end or contingent sales charges. Shares of each Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Distributor ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the

21072
                                                     32

Distributor ("selected agents"), or (iii) the Distributor. The minimum for initial investment is $1,000; there is no minimum for subsequent investments. The subscriber may use the Application available from the Distributor for his or her initial investment. Sales personnel of selected dealers and agents distributing a Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares.

         Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through the Distributor. A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined (plus for Class A shares, the applicable sales charges), as described below. Orders received by the Distributor prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus for Class A shares the sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Distributor prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of shares of a Fund, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Application. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("ACH"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the same Fund business day for non-money market funds, and two days following the day the order is received for money market funds, and the applicable public offering price will be the public offering price determined as of the close of business on such business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to a Fund, stock certificates representing shares of a Fund are not issued. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

Alternative Purchase Arrangements

         Each Fund issues four classes of shares: (i) Class A shares, which are sold to investors choosing the front-end sales charge alternative; (ii) Class B shares, which are sold to investors choosing the deferred sales charge alternative; (iii) Class C shares, which are sold to investors choosing the level-load sales charge alternative; and (iv) Class Y shares, which are offered only to (a) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (b) certain investment advisory clients of the Advisers and their affiliates, and (c) institutional investors. The four Classes of shares each represent

21072
                                                     33
an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) only Class A, Class B and Class C shares are subject to a Rule 12b-1 distribution fee, (ii) Class B and Class C shares of U.S. Government are subject to a Shareholder Service Plan fee, (iii) Class A shares bear the expense of the front-end sales charge and Class B and Class C shares bear the expense of the deferred sales charge, (iv) Class B shares and Class C shares each bear the expense of a higher Rule 12b-1 distribution services fee and Shareholder Service Plan fee than Class A shares and, in the case of Class B shares, higher transfer agency costs, (v) with the exception of Class Y shares, each Class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services (and, to the extent applicable, Shareholder Service Plan fee) is paid which relates to a specific Class and other matters for which separate Class voting is appropriate under applicable law, provided that, if the Fund submits to a simultaneous vote of Class A, Class B and Class C shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B and Class C shareholders will vote separately by Class, and (vi) only the Class B shares are subject to a conversion feature. Each Class has different exchange privileges and certain different shareholder service options available.

         The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services (and, to the extent applicable, Shareholder Service Plan) fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services (and, to the extent applicable, Shareholder Service Plan) fee on Class C shares, would be less than the front-end sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class B and Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at the lowest applicable sales charge. For this reason, the Distributor will reject any order (except orders for Class B shares from certain retirement plans) for more than $250,000 for Class B shares or $500,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and no Shareholder Service Plan fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because front-end sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced front-end sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution (and, to the extent applicable, Shareholder Service Plan) charges on Class B shares or Class C shares may exceed the front-end sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such front-end sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution services (and, to the extent applicable, Shareholder Service Plan) fees and, in the case of Class B shares, being subject to a contingent deferred sales charge for a six-year period. For example, based on current fees and expenses, an investor subject to the 4.75% front-end sales charge imposed on Class A

21072
                                                     34
shares of the Funds would have to hold his or her investment approximately seven years for the Class B and Class C distribution services (and, to the extent applicable, Shareholders Service Plan) fees, to exceed the front-end sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class C distribution services (and, to the extent applicable, Shareholder Service Plan) fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the six year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares if available through their broker-dealers.

         With respect to each Fund, the Trustees have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Class Y shares. On an ongoing basis, the Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Front-End Sales Charge Alternative--Class A Shares

         The public offering price of Class A shares for purchasers choosing the front-end sales charge alternative is the net asset value plus a sales charge as set forth in the Prospectus for each Fund.

         Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A shares sold to investors. The Distributor's commission is the sales charge set forth in the
Prospectus for each Fund, less any applicable discount or commission "re-allowed" to selected dealers and agents. The Distributor will reallow discounts to selected dealers and agents in the amounts indicated in the table in the Prospectus. In this regard, the Distributor may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor.

         Set forth below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase of Class A shares of a Fund aggregating less than $100,00 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of each Fund for at the end of each Fund's latest fiscal period.


                  Date          Net Asset   Per Share Sales      Offering Price
                                Value       Charge               Per Share
U.S. Government   4/30/97       $9.39       $0.47                $9.86
Strategic Income  4/30/97       $6.82       $0.34                $7.16

         With respect to U.S. Government, the following commissions were paid to and amounts were retained by Federated Securities Corp. through July 7, 1995 which until such date was the

21072
                                                      35
principal underwriter of portfolios of Evergreen Investment Trust. For the period from July 8, 1995 through April 30, 1997, commissions were paid to and amounts were retained by the current Distributor as noted below:


                        Ten Months          Period From           Period From
                      Ended 4/30/97          7/8/95 to         1/1/95 to 7/7/95
                                              6/30/96
U.S. GOVERNMENT
Commissions              $32,391             $159,666             $104,303
Received
Commissions              $ 3,999              $ 16,558            $  3,599
Retained


         With respect to Strategic Income, the following commissions were paid to and amounts were retained by Keystone Investment Distributors Company, which prior to December 1, 1996, was the distributor for Strategic Income. Since that date, commissions have been paid to and amounts retained by the current Distributor as noted below:

                                  Nine Months           Year Ended          Year Ended          Year Ended
                                  Ended 4/30/97           7/31/96             7/31/95             7/31/94
STRATEGIC INCOME
Commissions Received              $133,622              $123,058            $2,484,230          $3,623,529
Commissions Retained              $    9,140            $  10,574           $1,345,124                 -0-

         Investors  choosing the front-end  sales charge  alternative  may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions by combining purchases of shares of one or more Evergreen Keystone Funds (other than the money market funds) into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase by an organization exempt from federal income tax under Section 501
(c)(3) or (13) of the Code; a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any

21072
                                                      36
group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any Evergreen Keystone Fund.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

          (i)    the investor's current purchase;

          (ii) the net asset value (at the close of business on the previous day) of (a) all Class A shares of the Fund held by the investor and (b) all such shares of any other Evergreen Keystone Fund held by the investor; and

         (iii)   the net asset value of all shares described in paragraph; and

          (iv) shares owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned Class A, B or C shares of an Evergreen Keystone Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the sales charge for the $100,000 purchase, in the case of the Funds, would be at the 2.50% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.75% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Letter of Intent. Class A investors may also obtain the reduced sales charges shown in the Prospectus by means of a written Letter of Intent, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares of the Fund or any other Evergreen Keystone Fund. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Statement of Intention may include purchases of Class A shares of the Fund or any other Evergreen Keystone Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Evergreen Keystone Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in Class A shares of the Fund or any other Evergreen Keystone Fund, to qualify for the 3.75% sales charge applicable to purchases in any Evergreen Keystone Equity or Long-Term Bond Fund on the total amount being invested (the sales charge applicable to an investment of $100,000).

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                                                      37

         The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional shares of the Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Application while current Class A shareholders desiring to do so can obtain a form of Letter of Intent by contacting a Fund at the address or telephone number shown on the cover of this Statement of Additional Information.

         Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Evergreen Keystone Funds available to their participants. Investments made by such employee benefit plans may be exempt from any applicable front-end sales charges if they meet the criteria set forth in the Prospectus under "Class A Shares-Front End Sales Charge Alternative." The Advisers may provide compensation to organizations providing administrative and record keeping services to plans which make shares of the Evergreen Keystone Funds available to their participants.

         Reinstatement Privilege. A Class A shareholder who has caused any or all of his or her shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 30 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. In addition to the categories of investors set forth in the Prospectus, each Fund may sell its Class A shares at net asset value, i.e., without any sales charge, to: (i) certain investment advisory clients of the Advisers or their affiliates; (ii) officers and present or former Trustees of the Trusts; present or former trustees of other investment companies managed by the Advisers; officers, directors and present or retired full-time employees of the Advisers, the Distributor, and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or

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                                                      38
direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Advisers, the Distributor and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Distributor, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services. These provisions are intended to provide additional job-related incentives to persons who serve the Funds or work for companies associated with the Funds and selected dealers and agents of the Funds. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Funds and the Distributor.

Deferred Sales Charge Alternatives--Class B and Class C Shares

         Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without a front-end sales charge so that the full amount of the investor's purchase payment is invested in the Fund initially.

         Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee (and, with respect to U.S. Government, the Shareholder Service Plan fee) enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee (and, with respect to U.S. Government, the Shareholder Service Plan fee) incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge at the rates set forth in the Prospectus charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

         In determining the contingent deferred sales charge applicable to a redemption, it will be assumed that the redemption is first of any Class A shares or Class C shares in the shareholder's Fund account, second of Class B shares held for over six years or Class B shares acquired pursuant to reinvestment of dividends or distributions and third of Class B shares

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                                                      39
held longest during the six-year period.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares, 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, of the $600 of the shares redeemed $400 of the redemption proceeds (40 shares x $10 original purchase price) will be charged at a rate of 4.0% (the applicable rate in the second year after purchase for a contingent deferred sales charge of $16).

         The contingent deferred sales charge is waived on redemptions of shares
(i) following the death or disability, as defined in the Code, of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2.

         Conversion Feature. At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee (and, with respect to U.S. Government, the Shareholder Service Plan fee) imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee (and, with respect to U.S. Government, Shareholder Service Plan fee) and transfer agency costs with respect to Class B shares does not result in the dividends or distributions payable with respect to other Classes of a Fund's shares being deemed "preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee (and, with respect to U.S. Government, the Shareholder Service Plan fee) for an indefinite period which may extend beyond the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted.

Level-Load Alternative--Class C Shares

         Investors choosing the level-load sales charge alternative purchase Class C shares at the

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                                                      40
public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a front-end sales charge. However, you will pay a 1.0% contingent deferred sales charge if you redeem shares during the first year after the month of purchase. No charge is imposed in connection with redemptions made more than one year after the month of purchase. Class C shares are sold without a front-end sales charge so that the Fund will receive the full amount of the investor's purchase payment and after the first year without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee (and, with respect to U.S. Government, Shareholder Service Plan fee) enables the Fund to sell Class C shares without either a front-end or contingent deferred sales charge. However, unlike Class B shares, Class C shares do not convert to any other Class shares of the Fund. Class C shares incur higher distribution services fees (and, with respect to U.S. Government, Shareholder Service Plan fee) than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Class Y Shares

         Class Y shares are not offered to the general public and are available only to (i) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (ii) certain investment advisory clients of the Advisers and their affiliates, and (iii) institutional investors. Class Y shares do not bear any Rule 12b-1 distribution expenses and are not subject to any front-end or contingent deferred sales charges.


--------------------------------------------------------------------------------

                       GENERAL INFORMATION ABOUT THE FUNDS
               (SEE ALSO "OTHER INFORMATION - GENERAL INFORMATION"
                           IN EACH FUND'S PROSPECTUS)

--------------------------------------------------------------------------------

 Capitalization and Organization

         The Evergreen U.S. Government Fund is a separate series of Evergreen Investment Trust, a Massachusetts business trust. Keystone Strategic Income Fund is a Massachusetts business trust. On July 7, 1995, First Union Funds changed its name to Evergreen Investment Trust. The above-named Trusts are individually referred to in this Statement of Additional Information as the "Trust" and collectively as the "Trusts." Each Trust is governed by a Board of Trustees. Unless otherwise stated, references to the "Board of Trustees" or "Trustees" in this Statement of Additional Information refer to the Trustees of all the Trusts.

         U.S. Government may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Strategic Income may issue an unlimited number of shares of beneficial interest with no par value. All shares of these Funds have equal rights and privileges. Each share is entitled to one vote, to participate equally in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of these Funds are fully paid, nonassessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

         Under each Trust's Declaration of Trust, each Trustee will continue in office until the

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                                                      41
termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. As a result, normally no annual or regular meetings of shareholders will be held, unless otherwise required by the Declaration of Trust of each Trust or the 1940 Act.

         Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

         The Trustees of each Trust are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of a Trust with different investment objectives, policies or restrictions, additional series of shares may be created by one or more of the Trusts. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. If shares of another series of a Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote separately.

         In addition any Fund may, in the future, create additional classes of shares which represent an interest in the same investment portfolio. Except for the different distribution related and other specific costs borne by such additional classes, they will have the same voting and other rights described for the existing classes of each Fund.

         Procedures for calling a shareholders' meeting for the removal of the Trustees of each Trust, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of each Fund. The rights of the holders of shares of a series of a Fund may not be modified except by the vote of a majority of the outstanding shares of such series.

Distributor

         Evergreen Keystone Distributor, Inc. (formerly known as Evergreen Funds Distributor, Inc. (the "Distributor")), 125 W. 55th Street, New York, New York 10019, serves as each Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of any Fund. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Distribution Agreement between each Fund and the Distributor, the Fund has agreed to indemnify the Distributor, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

         Sullivan & Worcester LLP, Washington, D.C. serves as counsel to the Funds.

Independent Auditors


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                                                      42

         KPMG Peat Marwick LLP has been selected to be the independent auditors of the Funds.


--------------------------------------------------------------------------------

                             PERFORMANCE INFORMATION

--------------------------------------------------------------------------------


Total Return

         From time to time a Fund may advertise its "total return." Computed separately for each class, the Fund's "total return" is its average annual compounded total return for the most recent one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid, and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. The Fund will include performance data for Class A, Class B, Class C and Class Y shares in any advertisement or information including performance data of the Fund.



U.S. GOVERNMENT       Ten Months          One Year             From inception*
                      Ended 4/30/97       Ended 4/30/97        to 4/30/97
Class A                   0.30%              1.32%                  4.30%
Class B                   0.34%              0.60%                  4.42%
Class C                   3.65%              4.58%                  6.18%
Class Y                   5.52%              6.63%                  4.75%


STRATEGIC INCOME    Nine Months     One Year      Five Years    From inception**
                   Ended 4/30/97   Ended 4/30/97  Ended 4/30/97    to 4/30/97
Class A                1.73%         4.08%            8.44%           6.87%
Class B                1.06%         3.48%           -------          7.11%
Class C                5.07%         7.49%           -------          7.44%
Class Y               -------       --------         -------        --------


* Inception date: Class A - January 11, 1993; Class B - January 11, 1993; Class C - September 2, 1994; Class Y - September 2, 1993.

** Inception date: Class A - April 14, 1987; Class B - February 1, 1993; Class C -February 1, 1993; Class Y -January 13, 1997.

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                                                      43

         A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in a Fund's portfolio and its expenses. Total return information is useful in reviewing a Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal investment in a Fund is not fixed and will fluctuate in response to prevailing market conditions.

YIELD CALCULATIONS

         From time to time, a Fund may quote its yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields are computed by dividing the Fund's interest income (as defined in the SEC yield formula) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. The formula for calculating yield is as follows:

                                                  6
                           YIELD = [2[(a-b/cd)+ 1] -1]

Where   a= Interest earned during the period
        b= Expenses accrued for the period (net of reimbursements) c= The average daily number of shares outstanding during the period that were entitled to receive dividends
        d= The maximum offering price per share on the last day of the period

          Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Gains and losses generally are excluded from the calculation. Income calculated for purposes of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yields quoted for a Fund may differ from the rates of distributions a Fund paid over the same period, or the net investment income reported in a Fund's financial statements.

          Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds'
investment portfolios, portfolio maturity, operating expenses and market conditions.

          It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

          The yield for the thirty-day period ended April 30, 1997 for each Class of shares offered by the Funds is set forth in the table below:


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                                                      44

                        U.S. Government                  Strategic Income
Class A                          6.13%                        7.02%
Class B                          5.37%                        6.66%
Class C                          5.36%                        6.61%
Class Y                          6.38%                         N/A


Non-Standardized Performance

          In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.


-------------------------------------------------------------------------------

                                     GENERAL

-------------------------------------------------------------------------------


          From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of a bond index. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

Additional Information

          Any shareholder inquiries may be directed to the shareholder's broker or to each Adviser at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the Securities Act of 1933. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.


--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


          The Funds' financial statements for the fiscal period ended April 30, 1997, and the report thereon of KPMG Peat Marwick LLP, are incorporated by reference herein from the Funds' Annual Report, as filed with the Commission pursuant to Section 30(d) of the 1940 act and Rule 30d-1 thereunder.


21072
                                                      45

          You may obtain a copy of the Funds' Annual Report without charge by writing to EKSC, P.O. Box 2121, Boston, Massachusetts 02106-2121, or by calling EKSC toll free at 1-800-343-2898.

21072
                                                      46

                                  APPENDIX "A"

                           DESCRIPTION OF BOND RATINGS

         Standard & Poor's Ratings Service. A Standard & Poor's corporate or municipal bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.  Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

         AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

         BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

21072
                                                      47

         BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

         B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

         D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

         Moody's Investors Service. A brief description of the applicable Moody's rating symbols and

21072
                                                      48
their meanings follows:

          Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. NOTE:
Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A--average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating

21072
                                                      49
categories.

         Fitch Investors Service L.P.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.


                            COMMERCIAL PAPER RATINGS

         Moody's Investors Service: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

         Standard & Poor's Ratings Service: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

          Duff & Phelps, Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

         Fitch Investors Service L.P.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.


21072
                                                      50

                           EVERGREEN INVESTMENT TRUST


PART C.       OTHER INFORMATION

Item 24.
              Financial Statements and Exhibits

a.            Financial Statements

              The following financial statements are incorporated by reference to the Annual Report of the Evergreen U.S. Government Fund dated April 30, 1997.

              Schedule of Investments dated April 30, 1997

              Financial Highlights for the Class Y shares for the fiscal period from September 2, 1993 (Date of Initial Public Offering) to December 31, 1993, the fiscal year ended December 31, 1994, the period January 1, 1995 through June 30, 1995, the year ended June 30, 1996 and the period July 1, 1996 through April 30, 1997.

              Financial Highlights for the Class A shares for the period from January 11, 1993 (Commencement of Operations) through December 31, 1993, the year ended December 31, 1994, the period January 1, 1995 through June 30, 1995, the year ended June 30, 1996 and the period July 1, 1996 through April 30, 1997.

              Financial Highlights for the Class B shares for the period from January 11, 1993 (Commencement of Operations) through December 31, 1993, the year ended December 31, 1994, the period January 1, 1995 through June 30, 1995, the year ended June 30, 1996 and the period July 1, 1996 through April 30, 1997.

              Financial Highlights for the Class C shares for the fiscal period from September 2, 1994 (Date of Initial Public Offering) to December 31, 1994, for the period January 1, 1995 through June 30, 1995, the year ended June 30, 1996 and the period July 1, 1996 through April 30, 1997.

              Statement  of  Assets  and   Liabilities  as  of April  30,  1997.

              Statement of Operations for the ten months ended April 30, 1997 and the year ended June 30, 1996.

              Statements of Changes in Net Assets of for the ten months ended April 30, 1997, the year ended June 30, 1996 and the six months ended June 30, 1995.

              Notes to Financial Statements.

              Report of Independent Auditors dated May 30, 1997.



            (b)   Exhibits:
                   (1)(a) Declaration of Trust (1)
                      (b) Amendment to Declaration of Trust (14)
                      (c) Amendment to Declaration  of Trust (22)
                   (2)(a) By-Laws (1)
                      (b) Amendment to the By-Laws (3)
                   (3)    Not applicable
                   (4)(a) Specimen Certificate for Shares of Beneficial
                          Interest (19)
                   (4)(b) Declaration of Trust, Articles V (Section 5.1),
                          VI, VII and X
                   (4)(c) By-Laws, Articles 2, 7.8 and 8
                   (5)    Investment Advisory Contract (21)
                   (6)(a) Distributor's Contract(22)
                      (b) Previous Distributors Contract(21)
                   (7)    Form of Deferred Compensation Plan
                   (8)    Custodian Contract (21)
                   (9)(a) Form of Dealer Agreement (26)
                   (9)(b) Fund Accounting and Shareholder
                          Recordkeeping Agreement (20)
                   (9)(c) (i) Previous Transfer Agency and Service Agreement(21)
                         (ii) Shareholder Services Plan (21)
                        (iii) Shareholder Services Agreement (21)
                   (9)(d) Administrative Services Agreement (26)
                   (9)(e) Sub-Administrator Agreement (26)
                  (10)    Opinion and Consent of Counsel
                  (11)    Consent of KPMG Peat Marwick LLP, Independent
                          Auditors (27)
                  (12)    Not applicable
                  (13)    Copy of Initial Capital Understanding  (1)
                  (14) Forms of model plans used in the establishment of retirement plans in connection with which Registrant offers its securities (25)
                  (15)(a) Distribution Plan
                            First Union Utility
                              Portfolio - Class B Investment Shares (21)
                            First Union Funds - Class C
                             Investment Shares (17)
                      (b) Exhibit to Class C Investment Shares (21)
                      (c) Rule 12b-1 Agreement (14)
                      (d) Amendment Number 5 to 12b-1 Agreement(21)
                  (16)    Performance calculations (27)
                  (17)  Financial Data Schedules (27)
                  (18)  Multiple Class Plan (26)
                  (19)  Powers of Attorney (26)


(1) Response is incorporated by reference to Registrant's Initial Registration Statement on Form N-1A. (File Nos. 2-94560 and 811-4154).
(2) Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File Nos. 2-94560 and 811-4154).
(5) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 11 filed on July 30, 1990 on Form N-1A (File Nos. 2-94560 and 811-4154).
(11) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed on August 26, 1992 on Form N-1A (File Nos. 2-94560 and 811-4154).
(14) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 28 filed on April 15, 1993 on Form N-1A (File Nos. 2-
      94560 and 811-4154).
(15) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 29 filed on April 30, 1993 on Form N-1A (File Nos. 2-
      94560 and 811-4154).
(16) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on June 14, 1993 on Form N-1A (File Nos. 2-94560 and 811-4154).
(17) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 32 filed on November 2, 1993 on Form N-1A (File Nos. 2-94560 and 811-4154).
(18) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 33 filed on December 29, 1993 on Form N-1A (File Nos. 2-94560 and 811-4154).
(19) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on February 25, 1994 on Form N-1A (File Nos. 2-94560 and 811-4154).
(20) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 36 filed on June 28, 1994 on Form N-1A (File Nos. 2-94560 and 811-4154).
(21) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 38 filed on December 30, 1994 on Form N-1A (File Nos. 2-94560 and 811-4154).
(22) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 40 filed on July 6, 1995 on Form N-1A (File Nos. 2-94560 and 811-4154).
(23) Response is incoporated by refernce to Registrant's Post-Effective Amendment No. 44 filed on April 1, 1996 on Form N-1A (File Nos. 2-94560 and 811-4154)
(24) Incorporated herein by reference to Rule 24f-2 Notice filed June 27, 1997 to the Registration Statement.
(25) Incorporated herein by reference to Post-Effective Amendment No. 66 to Registration Statement No. 2-10527/811-96.
(26) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed on July 31, 1997 on Form N-1A (File Nos. 2-94560 and 811-4154).
(27)  Filed herewith.

Item 25.    Persons Controlled by or Under Common Control with Registrant:

            Not applicable.


Item 26.    Number of Holders of Securities:


                                                Number of Record Holders
            Title of Class                       as of July 31, 1997

            Shares of beneficial interest
            (.0001 par value)

            Evergreen U.S. Government Fund
            a) Class Y Shares                           78
            b) Class A Shares                          839
            c) Class B Shares                        5,840
            d) Class C Shares                           39


Item 27.    Indemnification: (1.)

--------------------------------------
(1.)   Response is incorporated by reference to Registrant's Post-
Effective Amendment No. 35 filed on February 25, 1994 on Form N-1A (File Nos. 2-94560 and 811-4154).

Item 28.    Business and Other Connections of Investment Adviser:

          (a)  For a  description  of  the  other  business  of  the  investment
               adviser,   see   the   section   entitled   "Management   of  the
               Funds-Investment Adviser" in Part A.

               The Trustees and principal executive officers of the Fund's Investment Adviser, and the Directors of the Fund's Manager, are set forth in the following tables:

                            FIRST UNION NATIONAL BANK
                               BOARD OF DIRECTORS

                              Edward E. Crutchfield
                             Anthony P. Terracciano
                                John R. Georgius
                              Marion A. Cowell, Jr.
                                Robert T. Atwood

            All of the Directors are located at the following address:
            First Union National Bank, 301 South College Street,
            Charlotte, NC  28288


                            FIRST UNION NATIONAL BANK
                               EXECUTIVE OFFICERS

          Edward E. Crutchfield, Chairman & CEO, First Union Corporation John R. Georgius, Vice Chairman, First Union Corporation
          Marion A. Cowell, Jr., Secretary and EVP, First Union Corporation Robert T. Atwood, EVP & CFO, First Union Corporation
          Anthony P. Terracciano, President, First Union Corporation
            All of the Executive Officers are located at the following address: First Union National Bank, 301 South College Street, Charlotte, NC 28288


Item 29. Principal Underwriters

         Evergreen Keystone Distributor, Inc.(formerly known as Evergreen Funds Distributor, Inc.) The Director and principal executive officers are:

Director       Michael C. Petrycki

Officers       Lynn J. Mangum           Chairman/CEO
               Robert J. McMullan       Executive Vice President/Treasurer
               J. David Huber           President
               Kevin J. Dell            Vice President/General Counsel/Secretary
               Mark J. Rybarczyk        Senior Vice President
               Dennis Sheehan           Senior Vice President
               Mark Dillon              Senior Vice President
               George Martinez          Senior Vice President
               D'Ray Moore              Vice President
               Dale Smith               Vice President
               Michael Burns            Vice President
               Bruce Treff              Assistant Secretary
               Annamaria Porcaro        Assistant Secretary

         Evergreen Keystone Distributor, Inc. acts as Distributor for the following registered investment companies or separate series thereof:

Evergreen Trust:
     Evergreen Fund
     Evergreen Aggressive Growth Fund
Evergreen Income and Growth Fund (formerly Evergreen Total Return Fund) Evergreen Limited Market Fund, Inc.
Evergreen Growth and Income Fund
Evergreen Money Market Trust:
     Evergreen Money Market Fund
     Evergreen Institutional Money Market Fund
     Evergreen Institutional Treasury Money Market Fund
Evergreen American Retirement Trust:
     Evergreen American Retirement Fund
     Evergreen Small Cap Equity Income Fund
Evergreen Municipal Trust:
     Evergreen Tax Exempt Money Market Fund
     Evergreen Short-Intermediate Municipal Fund
     Evergreen Florida High Income Municipal Bond Fund
     Evergreen Institutional Tax Exempt Money Market Fund
Evergreen Equity Trust:
     Evergreen Global Real Estate Equity Fund
     Evergreen U.S. Real Estate Equity Fund
     Evergreen Global Leaders Fund
Evergreen Foundation Trust:
     Evergreen Foundation Fund
     Evergreen Tax Strategic Foundation Fund
Evergreen Investment Trust:
     Evergreen Emerging Markets Growth Fund
     Evergreen  International Equity Fund
     Evergreen  Balanced  Fund
     Evergreen  Value  Fund
     Evergreen  Utility  Fund
     Evergreen  Short-Intermediate  Bond Fund
     Evergreen  U.S.  Government  Fund
     Evergreen Florida Municipal Bond Fund
     Evergreen Georgia Municipal Bond Fund
     Evergreen  North  Carolina  Municipal  Bond Fund
     Evergreen  South Carolina Municipal Bond Fund
     Evergreen  Virginia  Municipal Bond Fund
     Evergreen High Grade Tax Free Fund
     Evergreen Treasury Money Market Fund
Evergreen Latin America Fund
Evergreen Lexicon Trust:
     Evergreen Intermediate Term Government Securities Fund
     Evergreen Intermediate Term Bond Fund
Evergreen Tax Free Trust:
     Evergreen Pennsylvania Tax Free Money Market Fund
     Evergreen New Jersey Tax Free Income Fund
Evergreen Variable Trust:
     Evergreen VA Fund
     Evergreen VA Growth and Income Fund
     Evergreen VA Foundation Fund
     Evergreem VA Global Leaders Fund
     Evergreen VA Strategic Income Fund
     Evergreen VA Aggressive Growth Fund

Keystone Capital Preservation and Income Fund
Keystone Fund for Total Return
Keystone Global Opportunities Fund
Keystone Global Resources and Development Fund
Keystone Intermediate Term Bond Fund
Keystone Omega Fund
Keystone Small Company Growth Fund II
Keystone State Tax Free Fund:
     Florida Tax Free Fund
     Massachusetts Tax Free Fund
     Pennsylvania Tax Free Fund
     New York Tax Free Fund
Keystone State Tax Free Fund- Series II:
     California Tax Free Fund
     Missouri Tax Free Fund
Keystone Strategic Income Fund
Keystone Tax Free Income Fund
Keystone Quality Bond Fund (B-1)
Keystone Diversified Bond Fund (B-2)
Keystone High Income Bond Fund (B-4)
Keystone Balanced  Fund (K-1)
Keystone Strategic Growth Fund (K-2)
Keystone Growth and Income Fund (S-1)
Keystone Small Company Growth Fund (S-4)
Keystone Institutional Adjustable Rate Fund
Keystone Institutional Trust
Keystone International Fund Inc.
Keystone Precious Metals Holdings, Inc.
Keystone Tax Free Fund

Item 30. Location of Accounts and Records

     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant's Custodian, State Street Bank and Trust Company, 2 Heritage Drive, North Quincy, Massachusetts 02171, the offices of Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577, the office of First Union National Bank, 301 South College Street, Charlotte, North Carolina 28288, the offices of Keystone Investment Management Company and Evergreen Keystone Service Company, 200 Berkeley Street, Boston, Massachusetts 02116-5034, or Iron Mountain, 3431 Sharp Slot Road, Swansea, Massachusetts 02777.


Item 31. Management Services

                           Not Applicable.

Item 32. Undertakings

                           Not Applicable.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 51 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on the 14th day of August, 1997.

                                      EVERGREEN INVESTMENT TRUST

                                        /s/ John J. Pileggi
                                   by-----------------------------
                                        John J. Pileggi, President


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 51 to the Registration Statement has been signed below by the following persons in the capacities on the 14th day of August, 1997.

Signatures                         Title
-----------                        -----
/s/John J. Pileggi
-----------------------            President and
John J. Pileggi                    Treasurer


/s/James S. Howell
-----------------------            Trustee
James S. Howell
by James P. Wallin
Attorney - In - Fact


/s/Gerald M. McDonnell
-----------------------            Trustee
Gerald M. McDonnell
by James P. Wallin
Attorney - In - Fact


/s/Thomas L. McVerry
-----------------------            Trustee
Thomas L. McVerry
by James P. Wallin
Attorney - In - Fact

/s/William Walt Pettit
-----------------------            Trustee
William Walt Pettit
by James P. Wallin
Attorney - In - Fact


/s/Russell A. Salton, III, M.D
------------------------------     Trustee
Russell A. Salton, III, M.D
by James P. Wallin
Attorney - In - Fact

/s/Michael S. Scofield
-----------------------            Trustee
Michael S. Scofield
by James P. Wallin
Attorney - In - Fact





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                                INDEX TO EXHIBITS


Exhibit     Exhibit
No.
 1   (a)    Declaration of Trust (1)
     (b)    Amendment to Declaration of Trust (14)
     (c)    Amendment to Declaration of Trust (22)
 2   (a)    By-Laws (1)
     (b)    Amendment to the By-Laws (3)
 4   (a)    Specimen Certificate for Shares of Beneficial Interest (19)
     (b)    Declaration of Trust, Articles V (Section 5.1), VII and X
     (c)    By-Laws, Articles 2, 7.8 and 8
 5          Investment Advisory Contract (21)
 6   (a)    Distributor's Contract (22)
     (b)    Previous Distributors Contract (21)
 7          Form of Deferred Compensation Plan
 8          Custodian Contract (21)
 9   (a)    Form of Dealer Agreement (26)
 9   (b)    Fund Accounting and Shareholder Recordkeeping Agreement (20)
 9   (c)    (i)   Previous Transfer Agency and Service Agreement(21)
            (ii)  Shareholder Services Plan (21)
            (iii) Shareholder Services Agreement (21)
 9d         Administrative Services Agreement (26)
 9e         Sub-Administrator Agreement (26)
10          Opinion and Consent of Counsel (27)
11          Consent of KPMG Peat Marwick LLP, Independent Auditors (27)
13          Copy of Initial Capital Understanding  (1)
14          Forms of model plans used in the establishment of
            retirement plans in connection with which Registrant offers its securities (25)
15   (a)    Distribution Plan
              First Union Utility
                  Portfolio - Class B Investment Shares (21)
              First Union Funds - Class C Investment Shares (17)
     (b)    Exhibit to Class C Investment Shares (21)
     (c)    Rule 12b-1 Agreement (14)
     (d)    Amendment Number 5 to 12b-1 Agreement (21)
16          Performance Calculations (27)
17          Financial Data Schedules (27)
18          Multiple Class Plan (26)
19          Powers of Attorney (26)


(1) Response is incorporated by reference to Registrant's Initial Registration Statement on Form N-1A. (File Nos. 2-94560 and 811-4154).
(2) Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File Nos. 2-94560 and 811-4154).
(5) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 11 filed on July 30, 1990 on Form N-1A (File Nos. 2-94560 and 811-4154).
(11) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed on August 26, 1992 on Form N-1A (File Nos. 2-94560 and 811-4154).
(14) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 28 filed on April 15, 1993 on Form N-1A (File Nos. 2-
      94560 and 811-4154).
(15) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 29 filed on April 30, 1993 on Form N-1A (File Nos. 2-
      94560 and 811-4154).
(16) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on June 14, 1993 on Form N-1A (File Nos. 2-94560 and 811-4154).
(17) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 32 filed on November 2, 1993 on Form N-1A (File Nos. 2-94560 and 811-4154).
(18) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 33 filed on December 29, 1993 on Form N-1A (File Nos. 2-94560 and 811-4154).
(19) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on February 25, 1994 on Form N-1A (File Nos. 2-94560 and 811-4154).
(20) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 36 filed on June 28, 1994 on Form N-1A (File Nos. 2-94560 and 811-4154).
(21) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 38 filed on December 30, 1994 on Form N-1A (File Nos. 2-94560 and 811-4154).
(22) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 40 filed on July 6, 1995 on Form N-1A (File Nos. 2-94560 and 811-4154).
(23) Response is incoporated by refernce to Registrant's Post-Effective Amendment No. 44 filed on April 1, 1996 on Form N-1A (File Nos. 2-94560 and 811-4154)
(24) Incorporated herein by reference to Rule 24f-2 Notice filed June 27, 1997 to the Registration Statement.
(25) Incorporated herein by reference to Post-Effective Amendment No. 66 to Registration Statement No. 2-10527/811-96.
(26) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed on July 1, 1997 on Form N-1A (File Nos. 2-94560 and 811-4154).
(27)  Filed herewith.